UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Series Inflation-Protected Bond Index Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Inflation-Protected Bond Index Fund	8.26%	4.07%	2.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Inflation-Protected Bond Index Fund on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index (Series-L) performed over the same period.

Period Ending Values
$13,075	Fidelity® Series Inflation-Protected Bond Index Fund
$13,278	Bloomberg Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index (Series-L)

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly in 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the outbreak and spread of COVID-19. The Bloomberg Barclays U.S. Aggregate Bond Index gained 7.51% for the year. Corporate bonds advanced early on, then plunged in February. At this time, spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the coronavirus pandemic and efforts to contain it threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Spreads widened moderately in August and September, amid healthy issuance of new corporate bonds, then narrowed in the fourth quarter. Within the Bloomberg Barclays index, corporate bonds gained 9.89% for the year, topping the 8.00% advance of U.S. Treasuries. Securitized sectors, meanwhile, lagged the broader market. Outside the index, U.S. corporate high-yield bonds gained 7.11% and Treasury Inflation-Protected Securities (TIPS) rose 10.99%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:  For the year, the fund returned 8.26%, roughly in line, net of fees, with the 8.39% return of the benchmark, the Bloomberg Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index (Series-L). We attempt to hold all positions held by the index in the same relative proportions. TIPS generated the bulk of their one-year gains from April 2020 through period end. Even though inflation remained well below the U.S. Federal Reserve's target of 2% and the U.S. economy faced challenges due to the COVID-19-related shutdown of the economy, the prices of TIPS moved higher. This partly was due to a rise in inflation, as gauged by the Consumer Price Index (CPI), which rose to 1.2% in November after bottoming out at 0.1% year-over-year in May. Furthermore, market inflation expectations steadily recovered, finishing 2020 at their highest level of the year as investors anticipated higher future inflation due to record-low policy interest rates (near zero) and the Fed's updated policy, announced in September, to let inflation run past its 2% target to compensate for times of lower inflation. Additionally, investors anticipated additional fiscal stimulus as a factor that could help steady the economy and further increase inflation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger will assume co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Coupon Distribution as of December 31, 2020

% of fund's investments
0.01 - 0.99%	86.2
1 - 1.99%	1.7
2 - 2.99%	8.1
3 - 3.99%	4.0

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund's prospectus for more information.

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
U.S. Government and U.S. Government Agency Obligations	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Inflation Protected Securities - 99.8%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 99.8%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Bonds:
1.75% 1/15/28	$205,345,299	$251,963,466
2% 1/15/26	237,240,238	282,146,875
2.375% 1/15/25	334,506,351	390,955,421
2.375% 1/15/27	202,330,764	251,617,761
2.5% 1/15/29	185,136,346	243,290,760
3.625% 4/15/28	179,435,244	246,784,578
3.875% 4/15/29	226,354,685	326,273,412
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/22	543,825,893	553,572,892
0.125% 4/15/22	527,865,160	538,968,599
0.125% 7/15/22	521,734,400	537,909,035
0.125% 1/15/23	615,968,727	639,920,456
0.125% 7/15/24	552,163,523	591,321,455
0.125% 10/15/24	439,150,275	470,954,702
0.125% 4/15/25	410,172,631	441,363,476
0.125% 10/15/25	428,381,120	465,917,764
0.125% 7/15/26	429,934,728	472,950,317
0.125% 1/15/30	477,165,703	532,560,578
0.125% 7/15/30	510,737,164	573,198,199
0.25% 1/15/25	548,019,966	591,474,981
0.25% 7/15/29	394,128,663	446,358,595
0.375% 7/15/23	583,572,365	618,262,872
0.375% 7/15/25	521,641,852	573,065,884
0.375% 1/15/27	412,832,213	460,824,667
0.375% 7/15/27	435,225,591	489,814,541
0.5% 4/15/24	364,212,396	390,468,830
0.5% 1/15/28	451,256,490	511,857,793
0.625% 4/15/23	513,919,640	541,185,826
0.625% 1/15/24	566,226,944	607,797,068
0.625% 1/15/26	437,458,545	488,421,920
0.75% 7/15/28	406,466,350	472,913,283
0.875% 1/15/29	332,399,460	390,798,607
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $13,429,475,247)		14,394,914,613
	Shares	Value

Money Market Funds - 0.0%
Fidelity Cash Central Fund 0.11% (a)
(Cost $5,997,078)	5,995,879	5,997,078
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $13,435,472,325)		14,400,911,691
NET OTHER ASSETS (LIABILITIES) - 0.2%		21,939,541
NET ASSETS - 100%		$14,422,851,232

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$42,325
Total	$42,325

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$14,394,914,613	$--	$14,394,914,613	$--
Money Market Funds	5,997,078	5,997,078	--	--
Total Investments in Securities:	$14,400,911,691	$5,997,078	$14,394,914,613	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	99.8%
Short-Term Investments and Net Other Assets	0.2%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $13,429,475,247)	$14,394,914,613
Fidelity Central Funds (cost $5,997,078)	5,997,078
Total Investment in Securities (cost $13,435,472,325)		$14,400,911,691
Receivable for investments sold		50,506,163
Receivable for fund shares sold		162,139,461
Interest receivable		29,951,395
Distributions receivable from Fidelity Central Funds		1,159
Total assets		14,643,509,869
Liabilities
Payable for investments purchased	$212,154,790
Payable for fund shares redeemed	8,456,691
Distributions payable	2
Other payables and accrued expenses	47,154
Total liabilities		220,658,637
Net Assets		$14,422,851,232
Net Assets consist of:
Paid in capital		$13,441,782,194
Total accumulated earnings (loss)		981,069,038
Net Assets		$14,422,851,232
Net Asset Value, offering price and redemption price per share ($14,422,851,232 ÷ 1,343,962,106 shares)		$10.73

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest (including $1,776 from security lending)		$177,695,741
Income from Fidelity Central Funds		42,325
Total income		177,738,066
Expenses
Custodian fees and expenses	$115,889
Independent trustees' fees and expenses	40,814
Commitment fees	28,467
Total expenses before reductions	185,170
Expense reductions	(152)
Total expenses after reductions		185,018
Net investment income (loss)		177,553,048
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	47,930,805
Fidelity Central Funds	1,936
Total net realized gain (loss)		47,932,741
Change in net unrealized appreciation (depreciation) on investment securities		783,249,374
Net gain (loss)		831,182,115
Net increase (decrease) in net assets resulting from operations		$1,008,735,163

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$177,553,048	$172,076,705
Net realized gain (loss)	47,932,741	(7,519,872)
Change in net unrealized appreciation (depreciation)	783,249,374	291,538,475
Net increase (decrease) in net assets resulting from operations	1,008,735,163	456,095,308
Distributions to shareholders	(193,742,564)	(161,979,518)
Share transactions
Proceeds from sales of shares	3,761,473,787	7,709,073,855
Reinvestment of distributions	193,742,376	161,878,255
Cost of shares redeemed	(3,019,937,841)	(1,253,288,271)
Net increase (decrease) in net assets resulting from share transactions	935,278,322	6,617,663,839
Total increase (decrease) in net assets	1,750,270,921	6,911,779,629
Net Assets
Beginning of period	12,672,580,311	5,760,800,682
End of period	$14,422,851,232	$12,672,580,311
Other Information
Shares
Sold	357,405,408	766,605,969
Issued in reinvestment of distributions	18,172,152	16,144,416
Redeemed	(292,816,898)	(125,166,427)
Net increase (decrease)	82,760,662	657,583,958

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Inflation-Protected Bond Index Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$9.54	$9.76	$9.77	$9.53
Income from Investment Operations
Net investment income (loss)A	.146	.222	.258	.217	.162
Net realized and unrealized gain (loss)	.683	.434	(.300)	(.024)	.207
Total from investment operations	.829	.656	(.042)	.193	.369
Distributions from net investment income	(.017)	(.039)	(.030)	(.010)	(.006)
Distributions from net realized gain	(.132)	(.107)	(.148)	(.193)	(.123)
Total distributions	(.149)	(.146)	(.178)	(.203)	(.129)
Net asset value, end of period	$10.73	$10.05	$9.54	$9.76	$9.77
Total ReturnB	8.26%	6.89%	(.42)%	1.99%	3.88%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	.06%	.20%
Expenses net of fee waivers, if any	- %E	- %E	- %E	.06%	.20%
Expenses net of all reductions	- %E	- %E	- %E	.06%	.20%
Net investment income (loss)	1.40%	2.23%	2.67%	2.21%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$14,422,851	$12,672,580	$5,760,801	$2,402,297	$1,013,090
Portfolio turnover rateF	40%	18%G	25%	25%	26%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Series Inflation-Protected Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Fund's distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$981,161,000
Gross unrealized depreciation	(91,962)
Net unrealized appreciation (depreciation)	$981,069,038
Tax Cost	$13,419,842,653

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$981,069,038

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$180,603,104	$ 161,979,518
Long-term Capital Gains	13,139,460	–
Total	$193,742,564	$ 161,979,518

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades amounted to $284,838,608 and $0, respectively.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments, including accrued interest, valued at $327,033,753 in exchange for 32,251,849 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Series Inflation-Protected Bond Index Fund	$28,467

During the period, there were no borrowings on this line of credit.

6. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income and as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Inflation-Protected Bond Index Fund	$–	$–	$–

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $152.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Inflation-Protected Bond Index Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Inflation-Protected Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Series Inflation-Protected Bond Index Fund	- %-C
Actual		$1,000.00	$1,039.90	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $11,920,271, or, if subsequently determined to be different, the net capital gain of such year.

A total of 91.23% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Inflation-Protected Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through April 30, 2023.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SIB-S-ANN-0221
1.899329.111

Fidelity® Inflation-Protected Bond Index Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Inflation-Protected Bond Index Fund	10.90%	5.05%	2.44%

 A From May 16, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Inflation-Protected Bond Index Fund on May 16, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) performed over the same period.

Period Ending Values
$12,317	Fidelity® Inflation-Protected Bond Index Fund
$12,375	Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L)

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly in 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the outbreak and spread of COVID-19. The Bloomberg Barclays U.S. Aggregate Bond Index gained 7.51% for the year. Corporate bonds advanced early on, then plunged in February. At this time, spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the coronavirus pandemic and efforts to contain it threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Spreads widened moderately in August and September, amid healthy issuance of new corporate bonds, then narrowed in the fourth quarter. Within the Bloomberg Barclays index, corporate bonds gained 9.89% for the year, topping the 8.00% advance of U.S. Treasuries. Securitized sectors, meanwhile, lagged the broader market. Outside the index, U.S. corporate high-yield bonds gained 7.11% and Treasury Inflation-Protected Securities (TIPS) rose 10.99%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:  For the year, the fund returned 10.90%, roughly in line, net of fees, with the 10.99% return of the benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L). We attempt to hold all positions held by the index in the same relative proportions. TIPS generated the bulk of their one-year gains from April 2020 through period end. Even though inflation remained well below the U.S. Federal Reserve's target of 2% and the U.S. economy faced challenges due to the COVID-19-related shutdown of the economy, the prices of TIPS moved higher. This partly was due to a rise in inflation, as gauged by the Consumer Price Index (CPI), which rose to 1.2% in November after bottoming out at 0.1% year-over-year in May. Furthermore, market inflation expectations steadily recovered, finishing 2020 at their highest level of the year as investors anticipated higher future inflation due to record-low policy interest rates (near zero) and the Fed's updated policy, announced in September, to let inflation run past its 2% target to compensate for times of lower inflation. Additionally, investors anticipated additional fiscal stimulus as a factor that could help steady the economy and further increase inflation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger will assume co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Coupon Distribution as of December 31, 2020

% of fund's investments
0.01 - 0.99%	79.4
1 - 1.99%	7.4
2 - 2.99%	8.9
3 - 3.99%	4.1

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
U.S. Government and U.S. Government Agency Obligations	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Inflation Protected Securities - 99.6%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 99.6%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Bonds:
0.25% 2/15/50	$100,434,291	$119,871,025
0.625% 2/15/43	89,790,489	112,037,113
0.75% 2/15/42	127,079,956	161,901,160
0.75% 2/15/45	148,726,065	191,999,538
0.875% 2/15/47	92,329,392	124,274,749
1% 2/15/46	73,352,047	100,144,506
1% 2/15/48	83,256,913	116,038,085
1% 2/15/49	79,545,608	112,145,677
1.375% 2/15/44	138,388,293	199,476,660
1.75% 1/15/28	105,767,520	129,779,212
2% 1/15/26	122,824,199	146,073,297
2.125% 2/15/40	55,376,160	85,836,408
2.125% 2/15/41	75,968,955	119,237,348
2.375% 1/15/25	167,116,418	195,317,875
2.375% 1/15/27	107,550,962	133,749,963
2.5% 1/15/29	87,957,107	115,585,902
3.375% 4/15/32	42,550,932	64,855,461
3.625% 4/15/28	91,424,137	125,739,329
3.875% 4/15/29	122,776,750	176,973,537
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/22	277,664,671	282,641,259
0.125% 4/15/22	266,494,741	272,100,355
0.125% 7/15/22	266,432,455	274,692,304
0.125% 1/15/23	315,781,721	328,060,783
0.125% 7/15/24	278,439,494	298,185,664
0.125% 10/15/24	224,824,708	241,107,109
0.125% 4/15/25	212,652,460	228,823,237
0.125% 10/15/25	216,991,440	236,005,188
0.125% 7/15/26	221,172,853	243,301,516
0.125% 1/15/30	240,505,279	268,425,893
0.125% 7/15/30	262,860,082	295,006,779
0.25% 1/15/25	288,889,821	311,797,218
0.25% 7/15/29	211,724,482	239,782,212
0.375% 7/15/23	313,467,667	332,101,777
0.375% 7/15/25	266,508,120	292,780,786
0.375% 1/15/27	217,354,604	242,622,450
0.375% 7/15/27	231,448,777	260,478,655
0.5% 4/15/24	184,164,863	197,441,492
0.5% 1/15/28	230,555,926	261,518,338
0.625% 4/15/23	256,113,318	269,701,499
0.625% 1/15/24	288,052,711	309,200,392
0.625% 1/15/26	225,226,627	251,465,248
0.75% 7/15/28	205,813,533	239,458,823
0.875% 1/15/29	172,825,898	203,189,621
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $8,057,634,574)		8,910,925,443
	Shares	Value

Money Market Funds - 0.2%
Fidelity Cash Central Fund 0.11% (a)
(Cost $22,046,060)	22,041,652	22,046,060
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $8,079,680,634)		8,932,971,503
NET OTHER ASSETS (LIABILITIES) - 0.2%		17,562,538
NET ASSETS - 100%		$8,950,534,041

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$34,723
Fidelity Securities Lending Cash Central Fund	15,536
Total	$50,259

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$8,910,925,443	$--	$8,910,925,443	$--
Money Market Funds	22,046,060	22,046,060	--	--
Total Investments in Securities:	$8,932,971,503	$22,046,060	$8,910,925,443	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	99.6%
Short-Term Investments and Net Other Assets	0.4%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $8,057,634,574)	$8,910,925,443
Fidelity Central Funds (cost $22,046,060)	22,046,060
Total Investment in Securities (cost $8,079,680,634)		$8,932,971,503
Receivable for investments sold		58,773,263
Receivable for fund shares sold		64,859,438
Interest receivable		19,808,360
Distributions receivable from Fidelity Central Funds		1,529
Total assets		9,076,414,093
Liabilities
Payable for investments purchased	$102,208,188
Payable for fund shares redeemed	23,242,641
Distributions payable	64,903
Accrued management fee	364,320
Total liabilities		125,880,052
Net Assets		$8,950,534,041
Net Assets consist of:
Paid in capital		$8,126,968,850
Total accumulated earnings (loss)		823,565,191
Net Assets		$8,950,534,041
Net Asset Value, offering price and redemption price per share ($8,950,534,041 ÷ 810,587,880 shares)		$11.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$117,876,873
Income from Fidelity Central Funds (including $15,536 from security lending)		50,259
Total income		117,927,132
Expenses
Management fee	$3,869,160
Independent trustees' fees and expenses	24,628
Commitment fees	17,228
Total expenses before reductions	3,911,016
Expense reductions	(279)
Total expenses after reductions		3,910,737
Net investment income (loss)		114,016,395
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,865,148
Fidelity Central Funds	(2,547)
Total net realized gain (loss)		24,862,601
Change in net unrealized appreciation (depreciation) on investment securities		642,534,044
Net gain (loss)		667,396,645
Net increase (decrease) in net assets resulting from operations		$781,413,040

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$114,016,395	$141,544,061
Net realized gain (loss)	24,862,601	(18,424,670)
Change in net unrealized appreciation (depreciation)	642,534,044	324,362,115
Net increase (decrease) in net assets resulting from operations	781,413,040	447,481,506
Distributions to shareholders	(106,674,496)	(132,928,407)
Share transactions
Proceeds from sales of shares	4,642,408,183	3,676,913,944
Reinvestment of distributions	98,073,735	123,451,497
Cost of shares redeemed	(3,531,613,252)	(1,977,930,957)
Net increase (decrease) in net assets resulting from share transactions	1,208,868,666	1,822,434,484
Total increase (decrease) in net assets	1,883,607,210	2,136,987,583
Net Assets
Beginning of period	7,066,926,831	4,929,939,248
End of period	$8,950,534,041	$7,066,926,831
Other Information
Shares
Sold	435,510,727	368,378,047
Issued in reinvestment of distributions	8,973,221	12,250,312
Redeemed	(334,850,967)	(199,114,743)
Net increase (decrease)	109,632,981	181,513,616

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Inflation-Protected Bond Index Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.08	$9.49	$9.84	$9.68	$9.38
Income from Investment Operations
Net investment income (loss)A	.157	.233	.262	.219	.173
Net realized and unrealized gain (loss)	.940	.555	(.398)	.068	.283
Total from investment operations	1.097	.788	(.136)	.287	.456
Distributions from net investment income	(.027)	(.041)	(.031)	(.013)	(.010)
Distributions from net realized gain	(.110)	(.157)	(.183)	(.108)	(.146)
Tax return of capital	–	–	–	(.006)	–
Total distributions	(.137)	(.198)	(.214)	(.127)	(.156)
Net asset value, end of period	$11.04	$10.08	$9.49	$9.84	$9.68
Total ReturnB	10.90%	8.31%	(1.37)%	2.98%	4.88%
Ratios to Average Net AssetsC,D
Expenses before reductions	.05%	.05%	.05%	.05%	.05%
Expenses net of fee waivers, if any	.05%	.05%	.05%	.05%	.05%
Expenses net of all reductions	.05%	.05%	.05%	.05%	.05%
Net investment income (loss)	1.47%	2.34%	2.71%	2.22%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$8,950,534	$7,066,927	$4,929,939	$1,441,076	$504,388
Portfolio turnover rateE	31%	33%	41%F,G	33%	19%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F The portfolio turnover rate does not include the assets acquired in the merger.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Inflation-Protected Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Fund's distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$855,076,565
Gross unrealized depreciation	(82,067)
Net unrealized appreciation (depreciation)	$854,994,498
Tax Cost	$8,077,977,005

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(30,662,109)
Net unrealized appreciation (depreciation) on securities and other investments	$854,994,498

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(30,662,109)

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2029
Ordinary Income	$106,674,496	$ 132,928,407

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .05% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Inflation-Protected Bond Index Fund	$17,228

During the period, there were no borrowings on this line of credit.

6. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Inflation-Protected Bond Index Fund	$1,590	$–	$–

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $279.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Inflation-Protected Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Inflation-Protected Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Inflation-Protected Bond Index Fund	.05%
Actual		$1,000.00	$1,044.90	$.26
Hypothetical-C		$1,000.00	$1,024.89	$.25

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 99.97% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $105,599,793 of distributions paid during the period January 1, 2020 to December 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Inflation-Protected Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track and an appropriate peer group of funds with similar objectives (peer group). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, the fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by Fidelity for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians), as well as "class-level" expenses paid by Fidelity under expense limitation arrangements then in effect for the fund, from the fund's management fee. Given the fund's competitive management fee rate, Fidelity no longer calculates a hypothetical net management fee for the fund and, as a result, the chart does not include hypothetical net management fees for periods after 2015. With respect to the historical net management fee information, the Board considered that "fund-level" non-management expenses and "class-level" expenses paid by FMR may exceed the fund's management fee and result in a negative net management fee. The Board noted that a hypothetical net management fee is truly a hypothetical number derived for purposes of providing a more meaningful competitive comparison and a negative net management fee is not intended to suggest that Fidelity pays the fund to manage the fund's assets.

Fidelity Inflation-Protected Bond Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2019.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

PIB-I-PIB-AI-ANN-0221
1.939238.108

Fidelity Flex® Funds

Fidelity Flex® Inflation-Protected Bond Index Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Life of fundA
Fidelity Flex® Inflation-Protected Bond Index Fund	10.99%	5.50%

 A From March 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Inflation-Protected Bond Index Fund on March 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) performed over the same period.

Period Ending Values
$12,266	Fidelity Flex® Inflation-Protected Bond Index Fund
$12,281	Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L)

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly in 2020, led by corporate bonds early and late in the period, and by U.S. Treasuries in March, as investors sought safer havens amid the market shock of the outbreak and spread of COVID-19. The Bloomberg Barclays U.S. Aggregate Bond Index gained 7.51% for the year. Corporate bonds advanced early on, then plunged in February. At this time, spreads widened due to robust investor demand for relatively safer assets – especially U.S. Treasury bonds – as the coronavirus pandemic and efforts to contain it threatened global economic growth and corporate earnings, leading to pockets of market illiquidity in March. Aggressive intervention by the U.S. Federal Reserve boosted liquidity and led to a broad rally for fixed-income assets from April through July. Spreads widened moderately in August and September, amid healthy issuance of new corporate bonds, then narrowed in the fourth quarter. Within the Bloomberg Barclays index, corporate bonds gained 9.89% for the year, topping the 8.00% advance of U.S. Treasuries. Securitized sectors, meanwhile, lagged the broader market. Outside the index, U.S. corporate high-yield bonds gained 7.11% and Treasury Inflation-Protected Securities (TIPS) rose 10.99%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:  For the year, the fund returned 10.99%, matching, net of fees, the return of the benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L). We attempt to hold all positions held by the index in the same relative proportions. TIPS generated the bulk of their one-year gains from April 2020 through period end. Even though inflation remained well below the U.S. Federal Reserve's target of 2% and the U.S. economy faced challenges due to the COVID-19-related shutdown of the economy, the prices of TIPS moved higher. This partly was due to a rise in inflation, as gauged by the Consumer Price Index (CPI), which rose to 1.2% in November after bottoming out at 0.1% year-over-year in May. Furthermore, market inflation expectations steadily recovered, finishing 2020 at their highest level of the year as investors anticipated higher future inflation due to record-low policy interest rates (near zero) and the Fed's updated policy, announced in September, to let inflation run past its 2% target to compensate for times of lower inflation. Additionally, investors anticipated an additional fiscal stimulus as a factor that could help steady the economy and further increase inflation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger will assume co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Coupon Distribution as of December 31, 2020

% of fund's investments
0.01 - 0.99%	79.4
1 - 1.99%	7.1
2 - 2.99%	9.2
3 - 3.99%	4.3

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund's prospectus for more information.

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
U.S. Government and U.S. Government Agency Obligations	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Inflation Protected Securities - 99.3%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 99.3%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Bonds:
0.25% 2/15/50	$82,038	$97,914
0.625% 2/15/43	86,075	107,401
0.75% 2/15/42	99,103	126,258
0.75% 2/15/45	127,164	164,163
0.875% 2/15/47	75,508	101,634
1% 2/15/46	50,551	69,016
1% 2/15/48	67,580	94,188
1% 2/15/49	63,122	88,991
1.375% 2/15/44	108,374	156,214
1.75% 1/15/28	82,033	100,656
2% 1/15/26	111,514	132,622
2.125% 2/15/40	44,575	69,093
2.125% 2/15/41	57,074	89,581
2.375% 1/15/25	125,706	146,920
2.375% 1/15/27	90,383	112,400
2.5% 1/15/29	82,470	108,376
3.375% 4/15/32	29,339	44,719
3.625% 4/15/28	88,546	121,780
3.875% 4/15/29	104,539	150,686
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/22	212,835	216,650
0.125% 4/15/22	213,067	217,549
0.125% 7/15/22	233,254	240,485
0.125% 1/15/23	253,820	263,687
0.125% 7/15/24	216,034	231,355
0.125% 10/15/24	180,652	193,736
0.125% 4/15/25	181,454	195,253
0.125% 10/15/25	166,588	181,185
0.125% 7/15/26	169,463	186,418
0.125% 1/15/30	198,366	221,394
0.125% 7/15/30	223,430	250,754
0.25% 1/15/25	234,164	252,732
0.25% 7/15/29	159,820	180,999
0.375% 7/15/23	241,682	256,049
0.375% 7/15/25	205,330	225,571
0.375% 1/15/27	170,316	190,116
0.375% 7/15/27	190,540	214,439
0.5% 4/15/24	153,832	164,922
0.5% 1/15/28	191,069	216,729
0.625% 4/15/23	200,225	210,848
0.625% 1/15/24	242,163	259,942
0.625% 1/15/26	191,776	214,117
0.75% 7/15/28	160,786	187,071
0.875% 1/15/29	124,779	146,701
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $6,486,951)		7,201,314
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $6,486,951)		7,201,314
NET OTHER ASSETS (LIABILITIES) - 0.7%		53,256
NET ASSETS - 100%		$7,254,570

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$36
Total	$36

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$7,201,314	$--	$7,201,314	$--
Total Investments in Securities:	$7,201,314	$--	$7,201,314	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	99.3%
Short-Term Investments and Net Other Assets	0.7%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,486,951)		$7,201,314
Cash		14,323
Receivable for investments sold		40,179
Receivable for fund shares sold		83,338
Interest receivable		16,134
Total assets		7,355,288
Liabilities
Payable for investments purchased	$89,859
Payable for fund shares redeemed	10,859
Total liabilities		100,718
Net Assets		$7,254,570
Net Assets consist of:
Paid in capital		$6,545,423
Total accumulated earnings (loss)		709,147
Net Assets		$7,254,570
Net Asset Value, offering price and redemption price per share ($7,254,570 ÷ 642,687 shares)		$11.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$110,991
Income from Fidelity Central Funds		36
Total income		111,027
Expenses
Independent trustees' fees and expenses	$23
Commitment fees	16
Total expenses		39
Net investment income (loss)		110,988
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	77,415
Fidelity Central Funds	(4)
Total net realized gain (loss)		77,411
Change in net unrealized appreciation (depreciation) on investment securities		511,217
Net gain (loss)		588,628
Net increase (decrease) in net assets resulting from operations		$699,616

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$110,988	$137,396
Net realized gain (loss)	77,411	(5,642)
Change in net unrealized appreciation (depreciation)	511,217	302,866
Net increase (decrease) in net assets resulting from operations	699,616	434,620
Distributions to shareholders	(142,823)	(128,134)
Share transactions
Proceeds from sales of shares	6,418,237	4,205,950
Reinvestment of distributions	142,823	128,134
Cost of shares redeemed	(6,556,264)	(2,291,327)
Net increase (decrease) in net assets resulting from share transactions	4,796	2,042,757
Total increase (decrease) in net assets	561,589	2,349,243
Net Assets
Beginning of period	6,692,981	4,343,738
End of period	$7,254,570	$6,692,981
Other Information
Shares
Sold	583,469	409,126
Issued in reinvestment of distributions	12,745	12,350
Redeemed	(598,090)	(221,299)
Net increase (decrease)	(1,876)	200,177

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Inflation-Protected Bond Index Fund

Years ended December 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.38	$9.77	$10.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.172	.247	.310	.208
Net realized and unrealized gain (loss)	.967	.571	(.449)	.126
Total from investment operations	1.139	.818	(.139)	.334
Distributions from net investment income	(.030)	(.046)	(.038)	(.018)
Distributions from net realized gain	(.199)	(.162)	(.243)	(.126)
Total distributions	(.229)	(.208)	(.281)	(.144)
Net asset value, end of period	$11.29	$10.38	$9.77	$10.19
Total ReturnC	10.99%	8.38%	(1.35)%	3.36%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	- %F	- %F	- %F,G
Expenses net of fee waivers, if any	- %F	- %F	- %F	- %F,G
Expenses net of all reductions	- %F	- %F	- %F	- %F,G
Net investment income (loss)	1.57%	2.41%	3.09%	2.50%G
Supplemental Data
Net assets, end of period (000 omitted)	$7,255	$6,693	$4,344	$2,173
Portfolio turnover rateH	73%	40%	47%	42%G

 A For the period March 9, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Flex Inflation-Protected Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Fund's distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$709,181
Gross unrealized depreciation	(34)
Net unrealized appreciation (depreciation)	$709,147
Tax Cost	$6,492,167

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$709,147

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$94,723	$ 128,134
Long-term Capital Gains	48,100	–
Total	$142,823	$ 128,134

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity Flex Inflation-Protected Bond Index Fund	$16

During the period, there were no borrowings on this line of credit.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

7. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex Inflation-Protected Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Inflation-Protected Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period March 9, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period March 9, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Flex Inflation-Protected Bond Index Fund
Actual	- %C	$1,000.00	$1,046.40	$-D
Hypothetical-E		$1,000.00	$1,025.14	$-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than $.005%.

 D Amount Represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $59,156, or, if subsequently determined to be different, the net capital gain of such year.

A total of 99.67% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $94,723 of distributions paid during the period January 1, 2020 to December 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Inflation-Protected Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ZXF-ANN-0221
1.9881643.103

Fidelity® SAI Municipal Income Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Life of fundA
Fidelity® SAI Municipal Income Fund	4.27%	6.89%

 A From October 2, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Municipal Income Fund on October 2, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$11,617	Fidelity® SAI Municipal Income Fund
$11,503	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for 2020, overcoming market volatility related to economic and credit fears caused by the coronavirus. The Bloomberg Barclays Municipal Bond Index rose 5.21% for the year. After gaining 7.54% in 2019, munis began 2020 on an upswing, driven by robust demand. By the second week of March, however, the outbreak and spread of COVID-19 raised the prospect of a broad economic slowdown that would present financial challenges for muni issuers across sectors. For example, revenue bonds used to finance airport projects were hampered by a sharp reduction in air travel. Also, bonds issued by hospitals received scrutiny due to uncertain reimbursement for coronavirus-related treatment and the halt of elective procedures. State and local government tax revenue was impacted by the delay in the income-tax filing date to July 15 and the collapse in revenue from sales taxes, activity taxes and fees. Muni yields rose substantially amid this uncertainty. The U.S. Federal Reserve responded to the risk of rapid economic contraction and dysfunction in the credit markets by lowering the fed funds rate, purchasing taxable bonds and launching lending facilities, while Congress passed substantial fiscal stimulus. This led to increased market liquidity and a return of new issuance in the primary market. Demand for municipal bonds, coupled with better-than-expected economic data, drove down muni yields and credit spreads through December 31.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For 2020, the fund gained 4.27%, lagging, net of fees, the 5.64% advance of the Bloomberg Barclays 3+ Year Municipal Bond Index. We focused on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Our sales of below-investment-grade bonds backed by the Buckeye Tobacco Settlement Financing Authority at a loss detracted from the relative result. Although we continued to hold higher-quality securities from the same issuer, we didn’t anticipate that the lower-quality securities would rally as sharply as they did in the second half of 2020. Differences in the way fund holdings and index components were priced also materially hampered the performance versus the index. In contrast, fund holdings cumulatively produced more income than components of the index, which added relative value. Overweighting certain health care bonds, such as OSF Healthcare System, as well as an exposure to bonds issued by the Metropolitan Pier and Exposition Authority, also contributed versus the index. The fund's longer-than-index duration (interest-rate sensitivity) also contributed on a relative basis as rates declined.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On March 1, 2020, Michael Maka assumed co-management responsibilities for the fund. He succeeded Kevin Ramundo, who retired from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2020

% of fund's net assets
Illinois	18.2
Florida	8.7
Texas	8.0
Pennsylvania	6.5
New York	5.8

Top Five Sectors as of December 31, 2020

% of fund's net assets
Health Care	21.6
Transportation	21.6
General Obligations	19.9
Education	10.4
Electric Utilities	5.3

Quality Diversification (% of fund's net assets)

As of December 31, 2020
AAA	6.0%
AA,A	69.2%
BBB	16.0%
BB and Below	3.0%
Not Rated	1.2%
Short-Term Investments and Net Other Assets	4.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 95.4%
	Principal Amount	Value
Alabama - 0.7%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	535,000	667,878
Jefferson County Gen. Oblig. Series 2018 A:
5% 4/1/25	$530,000	$629,799
5% 4/1/26	500,000	614,860
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (a)	7,080,000	8,172,656
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/33	860,000	974,371

TOTAL ALABAMA		11,059,564

Alaska - 0.2%
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/35	2,305,000	2,705,724
Arizona - 1.5%
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 0.961%, tender 1/1/37 (a)(b)	515,000	485,393
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/48	190,000	197,492
5% 5/1/51	190,000	196,603
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2007, 2.7%, tender 8/14/23 (a)(c)	1,255,000	1,325,782
Series 2019, 5%, tender 6/3/24 (a)(c)	6,455,000	7,424,347
Glendale Gen. Oblig. Series 2017:
5% 7/1/30	435,000	537,473
5% 7/1/31	645,000	794,098
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	50,000	52,833
5% 7/1/48	60,000	62,459
Maricopa County Indl. Dev. Auth. (Creighton Univ. Proj.) Series 2020, 5% 7/1/47	600,000	739,128
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (d)	255,000	262,268
6% 1/1/48 (d)	945,000	964,004
Maricopa County Rev. Series 2016 A, 5% 1/1/33	1,035,000	1,280,916
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2013, 5% 7/1/22 (c)	170,000	180,600
Series 2017 A:
5% 7/1/33 (c)	190,000	232,552
5% 7/1/36 (c)	300,000	364,815
5% 7/1/37 (c)	225,000	272,970
Series 2017 B:
5% 7/1/29	430,000	541,116
5% 7/1/33	600,000	742,776
5% 7/1/36	690,000	848,659
5% 7/1/37	430,000	527,636
Series 2019 B, 5% 7/1/35 (c)	2,450,000	3,075,926
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/22	260,000	281,395
5.5% 12/1/29	1,530,000	2,036,139
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	180,000	180,581

TOTAL ARIZONA		23,607,961

California - 2.2%
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	675,000	619,832
California Gen. Oblig.:
Series 2004, 5.25% 12/1/33	30,000	30,108
Series 2016, 5% 9/1/29	380,000	473,260
Series 2017, 5% 8/1/30	2,465,000	3,153,968
Series 2020, 4% 11/1/37	1,950,000	2,434,497
California Muni. Fin. Auth. Rev. (LINXS APM Proj.) Series 2018 A, 5% 12/31/43 (c)	955,000	1,127,951
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (d)	100,000	84,000
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (d)	100,000	84,000
California Pub. Works Board Lease Rev. (Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/26	415,000	461,430
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	660,000	660,165
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	315,000	267,926
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1:
5% 6/1/22	570,000	606,794
5% 6/1/23	655,000	725,386
5% 6/1/24	365,000	419,458
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (FSA Insured)	850,000	777,410
0% 11/1/30 (FSA Insured)	860,000	748,836
Long Beach Unified School District Series 2009, 5.5% 8/1/29	30,000	30,116
Los Angeles Hbr. Dept. Rev. Series 2019 A, 5% 8/1/25 (c)	875,000	1,046,614
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	780,000	696,166
Oakland Unified School District Alameda County Series 2015 A, 5% 8/1/29	300,000	354,075
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,015,000	841,283
Series 2011, 0% 8/1/46	200,000	98,426
Series B:
0% 8/1/37	1,345,000	967,405
0% 8/1/39	4,095,000	2,775,714
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/24	170,000	194,963
5% 9/1/26	220,000	259,794
5% 9/1/29	455,000	529,251
5% 9/1/31	205,000	236,271
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	860,000	803,214
San Diego Unified School District:
Series 2008 C, 0% 7/1/34	620,000	502,367
Series 2008 E, 0% 7/1/47 (e)	1,495,000	1,475,371
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 B, 5% 5/1/49	930,000	1,160,454
Series 2019 E, 5% 5/1/50 (c)	1,350,000	1,655,357
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/27 (Pre-Refunded to 6/1/23 @ 100)	795,000	886,735
5% 6/1/31 (Pre-Refunded to 6/1/23 @ 100)	995,000	1,109,813
San Marcos Unified School District Series 2010 B, 0% 8/1/47	3,665,000	1,933,727
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	935,000	902,714
Union Elementary School District Series B, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	260,000	258,422
Univ. of California Regents Med. Ctr. Pool Rev. Series 2013 J, 5% 5/15/48	515,000	562,123
Washington Township Health Care District Gen. Oblig.:
Series 2013 A, 5.5% 8/1/38	775,000	880,555
Series 2013 B, 5.5% 8/1/38	170,000	193,154
Washington Township Health Care District Rev. Series 2010 A, 5.5% 7/1/38	655,000	655,000
West Contra Costa Unified School District Series 2012, 5% 8/1/26	345,000	370,395

TOTAL CALIFORNIA		34,054,500

Colorado - 3.1%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	430,000	506,506
5% 10/1/43	540,000	628,225
Colorado Health Facilities Auth.:
(Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	285,000	317,333
4% 9/1/36	225,000	249,941
5% 9/1/46	1,255,000	1,449,902
Series 2019 A:
5% 11/1/25	1,845,000	2,234,701
5% 11/15/39	2,390,000	3,071,939
Series 2019 A2, 5% 8/1/44	11,775,000	14,428,025
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	730,000	821,184
Series 2019 H, 4.25% 11/1/49	380,000	428,184
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/23 (c)	390,000	438,633
5% 11/15/26 (c)	595,000	734,902
5% 11/15/27 (c)	505,000	637,603
Series 2018 A:
5% 12/1/30 (c)	1,335,000	1,766,592
5% 12/1/34 (c)	880,000	1,221,871
5% 12/1/36 (c)	860,000	1,059,554
5% 12/1/37 (c)	1,720,000	2,113,828
Denver City & County Board Wtr. Rev. Series 2020 B:
5% 9/15/28	2,620,000	3,496,757
5% 9/15/29	4,870,000	6,656,121
E-470 Pub. Hwy. Auth. Rev. Series 2020 A:
5% 9/1/36	2,400,000	3,172,176
5% 9/1/40	2,800,000	3,192,336
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/32 (FSA Insured)	160,000	186,221
Series 2020, 5% 12/1/33 (FSA Insured)	255,000	328,121

TOTAL COLORADO		49,140,655

Connecticut - 1.8%
Connecticut Gen. Oblig.:
Series 2014 C, 5% 6/15/25	290,000	348,165
Series 2015 B, 5% 6/15/32	495,000	580,670
Series 2016 B, 5% 5/15/26	1,235,000	1,527,905
Series 2018 F:
5% 9/15/23	450,000	506,408
5% 9/15/24	560,000	655,340
5% 9/15/25	560,000	678,440
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	85,000	104,218
5% 7/1/27	60,000	75,064
5% 7/1/28	110,000	136,091
5% 7/1/29	70,000	85,909
Series 2016 K, 4% 7/1/46	1,520,000	1,629,622
Series 2019 A:
5% 7/1/26 (d)	1,195,000	1,309,816
5% 7/1/27 (d)	695,000	767,996
5% 7/1/49 (d)	1,430,000	1,509,322
Series 2019 Q-1:
5% 11/1/22	810,000	876,031
5% 11/1/26	870,000	1,080,766
Series 2020 A, 4% 7/1/40	1,330,000	1,553,347
Series K1:
5% 7/1/27	85,000	99,124
5% 7/1/29	220,000	257,475
5% 7/1/30	170,000	197,679
5% 7/1/33	275,000	314,023
5% 7/1/34	130,000	148,110
Series K3, 5% 7/1/43	2,060,000	2,300,402
Connecticut Hsg. Fin. Auth. Series C:
5% 5/15/23 (c)	250,000	275,900
5% 11/15/23 (c)	1,195,000	1,341,483
5% 5/15/24 (c)	2,150,000	2,453,172
5% 11/15/24 (c)	1,000,000	1,163,150
5% 11/15/25 (c)	890,000	1,060,569
Connecticut State Revolving Fund Gen. Rev. Series 2017 A, 5% 5/1/35	650,000	810,206
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (d)	785,000	887,003
5% 4/1/39 (d)	1,010,000	1,109,041
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (FSA Insured)	185,000	228,841
Stratford Gen. Oblig. Series 2019, 5% 1/1/23	1,770,000	1,932,610
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/25	890,000	1,083,201

TOTAL CONNECTICUT		29,087,099

Delaware - 0.2%
Delaware Gen. Oblig.:
Series 2019, 5% 2/1/30	1,000,000	1,343,550
Series 2020 A, 5% 1/1/31	1,000,000	1,375,620

TOTAL DELAWARE		2,719,170

District Of Columbia - 1.7%
District of Columbia Rev. Series 2018, 5% 10/1/48	7,155,000	8,438,392
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/31	715,000	908,379
5% 10/1/32	900,000	1,136,619
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2011 C:
5% 10/1/22 (c)	525,000	541,800
5% 10/1/23 (c)	560,000	578,984
5% 10/1/24 (c)	505,000	521,928
5% 10/1/25 (c)	680,000	702,379
Series 2017 A:
5% 10/1/28 (c)	1,145,000	1,443,078
5% 10/1/30 (c)	1,420,000	1,771,507
5% 10/1/31 (c)	250,000	310,715
5% 10/1/32 (c)	385,000	476,260
5% 10/1/33 (c)	190,000	234,209
5% 10/1/35 (c)	430,000	527,976
5% 10/1/42 (c)	860,000	1,039,456
Series 2019 A, 5% 10/1/25 (c)	610,000	736,374
Series 2020 A:
5% 10/1/25 (c)	3,050,000	3,681,869
5% 10/1/26 (c)	2,215,000	2,752,425
5% 10/1/27 (c)	765,000	973,485
5% 10/1/28 (c)	385,000	499,538

TOTAL DISTRICT OF COLUMBIA		27,275,373

Florida - 8.7%
Brevard County School Board Ctfs. of Prtn. Series 2015 C, 5% 7/1/28	300,000	355,755
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/22 (c)	165,000	177,839
Series 2012 Q1, 5% 10/1/25	900,000	966,105
Series 2015 C, 5% 10/1/24 (c)	435,000	504,300
Series 2017:
5% 10/1/25 (c)	45,000	53,902
5% 10/1/26(c)	170,000	208,988
5% 10/1/27 (c)	170,000	213,415
5% 10/1/29 (c)	460,000	568,868
5% 10/1/30 (c)	125,000	153,849
5% 10/1/32 (c)	600,000	730,980
5% 10/1/33 (c)	225,000	273,155
5% 10/1/34 (c)	220,000	266,803
5% 10/1/35 (c)	260,000	314,595
5% 10/1/36 (c)	345,000	416,322
5% 10/1/37 (c)	385,000	463,540
5% 10/1/42 (c)	730,000	869,518
5% 10/1/47 (c)	1,035,000	1,216,705
Series 2019 A, 5% 10/1/49 (c)	2,400,000	2,929,272
Series A:
5% 10/1/23 (c)	245,000	274,135
5% 10/1/28 (c)	515,000	608,184
5% 10/1/30 (c)	600,000	702,498
5% 10/1/31 (c)	515,000	601,170
5% 10/1/32 (c)	480,000	558,154
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	115,000	139,757
Series 2012 A:
5% 7/1/24	375,000	400,328
5% 7/1/27	980,000	1,043,161
Series 2015 A:
5% 7/1/24	385,000	446,662
5% 7/1/27	170,000	201,017
Series 2015 B, 5% 7/1/24	475,000	551,076
Series 2016, 5% 7/1/32	380,000	455,282
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/30	750,000	882,068
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	2,015,000	2,041,316
Duval County School Board Ctfs. of Prtn.:
Series 2015 B:
5% 7/1/28	355,000	421,151
5% 7/1/32	2,105,000	2,489,057
Series 2016 A, 5% 7/1/33	230,000	278,967
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	730,000	812,965
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	1,100,000	1,254,891
Series 2015 C:
5% 10/1/30	565,000	647,337
5% 10/1/40	345,000	386,866
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	375,000	461,295
5% 10/1/31	410,000	503,476
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	635,000	686,352
Series 2015 B:
5% 10/1/28	170,000	204,136
5% 10/1/30	310,000	369,483
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016 A, 5% 10/1/46 (c)	170,000	199,162
Series 2016:
5% 10/1/21 (c)	265,000	273,722
5% 10/1/22 (c)	170,000	183,073
5% 10/1/24 (c)	515,000	597,251
5% 10/1/26 (c)	295,000	363,585
5% 10/1/27 (c)	170,000	214,171
Series 2017 A:
5% 10/1/25 (c)	170,000	203,895
5% 10/1/27 (c)	345,000	434,641
5% 10/1/29 (c)	515,000	639,136
5% 10/1/30 (c)	555,000	685,098
5% 10/1/31 (c)	1,485,000	1,826,223
5% 10/1/32 (c)	1,165,000	1,425,995
5% 10/1/34 (c)	1,035,000	1,260,351
5% 10/1/35 (c)	1,365,000	1,658,420
5% 10/1/36 (c)	1,290,000	1,563,080
5% 10/1/37 (c)	1,075,000	1,299,611
Series 2019 A, 5% 10/1/54 (c)	8,380,000	10,361,954
Halifax Hosp. Med. Ctr. Rev. Series 2015:
4% 6/1/27	240,000	268,469
5% 6/1/24	45,000	51,232
Hillsborough County Port District Series 2018 B, 5% 6/1/38 (c)	530,000	627,769
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	170,000	183,627
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/27 (FSA Insured)	170,000	194,716
5% 6/1/28 (FSA Insured)	170,000	194,407
5% 6/1/30 (FSA Insured)	385,000	438,596
Lee County Arpt. Rev. Series 2011 A, 5.375% 10/1/32 (c)	1,085,000	1,110,530
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/21 (c)	325,000	335,696
5% 10/1/22 (c)	170,000	183,073
5% 10/1/23 (c)	1,325,000	1,426,151
5% 10/1/24 (c)	1,560,000	1,678,529
Series 2014 A:
5% 10/1/28 (c)	860,000	986,343
5% 10/1/33 (c)	1,445,000	1,638,486
5% 10/1/36 (c)	2,730,000	3,083,808
5% 10/1/37	2,225,000	2,527,289
Series 2015 A:
5% 10/1/29 (c)	275,000	319,501
5% 10/1/31 (c)	230,000	265,280
5% 10/1/35 (c)	945,000	1,068,946
Series 2016 A:
5% 10/1/29	250,000	304,888
5% 10/1/31	300,000	363,351
Series 2017 B, 5% 10/1/40 (c)	2,240,000	2,670,506
Series 2020 A, 4% 10/1/39	1,675,000	1,998,007
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/26 (Pre-Refunded to 10/1/22 @ 100)	645,000	699,303
Miami-Dade County Expressway Auth.:
Series 2014 A, 5% 7/1/44	600,000	667,116
Series 2014 B:
5% 7/1/26	430,000	490,815
5% 7/1/27	300,000	341,652
5% 7/1/28	170,000	193,351
Series 2016 A:
5% 7/1/32	740,000	882,272
5% 7/1/33	630,000	749,284
Miami-Dade County Gen. Oblig. (Bldg. Better Cmntys. Prog.) Series 2016 A:
5% 7/1/24	8,545,000	9,936,211
5% 7/1/25	8,975,000	10,828,158
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2015 A:
5% 5/1/27 (FSA Insured)	135,000	159,760
5% 5/1/29	700,000	823,802
Series 2016 A:
5% 5/1/30	1,295,000	1,571,418
5% 5/1/32	1,720,000	2,073,219
Orange County Health Facilities Auth.:
Series 2012 A, 5% 10/1/42 (Pre-Refunded to 4/1/22 @ 100)	2,075,000	2,196,844
Series 2016 A, 5% 10/1/44	395,000	466,700
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/30	1,720,000	2,049,621
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/21 (c)	205,000	211,747
5% 10/1/23 (c)	230,000	256,151
5% 10/1/24 (c)	235,000	270,741
5% 10/1/27 (c)	170,000	205,481
5% 10/1/29 (c)	180,000	214,756
5% 10/1/30 (c)	320,000	380,214
5% 10/1/31 (c)	225,000	266,472
5% 10/1/32 (c)	345,000	406,934
5% 10/1/33 (c)	740,000	870,188
5% 10/1/34 (c)	775,000	910,509
5% 10/1/35 (c)	815,000	955,620
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014, 5% 12/1/22 (Escrowed to Maturity)	115,000	125,355
Palm Beach County School Board Ctfs. of Prtn. Series 2015 D:
5% 8/1/28	810,000	974,138
5% 8/1/29	1,030,000	1,234,074
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/29	860,000	1,039,250
5% 10/1/32	1,080,000	1,291,648
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	430,000	494,311
5% 8/15/26	585,000	724,716
5% 8/15/27	385,000	489,243
5% 8/15/28	260,000	329,542
5% 8/15/30	560,000	702,486
5% 8/15/31	540,000	674,914
5% 8/15/32	400,000	497,700
5% 8/15/34	1,115,000	1,379,645
5% 8/15/35	740,000	913,752
5% 8/15/42	1,135,000	1,375,098
5% 8/15/47	1,685,000	2,018,293
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/41	190,000	213,708
Series 2015 A, 5% 12/1/40	380,000	423,943
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 B, 5% 7/1/50	4,500,000	5,602,095
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.):
Series 2012 A:
5% 9/1/22	395,000	423,926
5% 9/1/25	70,000	75,088
Series 2020 A:
0% 9/1/37	800,000	500,624
0% 9/1/49	2,600,000	935,428
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	225,000	277,839
5% 10/15/49	420,000	514,471
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/29 (Build America Mutual Assurance Insured)	170,000	205,352
5% 8/1/32 (Build America Mutual Assurance Insured)	860,000	1,032,671
(Master Lease Prog.) Series 2014 B:
5% 8/1/25	305,000	351,119
5% 8/1/26	60,000	69,026

TOTAL FLORIDA		137,181,057

Georgia - 3.1%
Atlanta Arpt. Rev. Series 2019 B, 5% 7/1/25 (c)	470,000	562,637
Atlanta Wtr. & Wastewtr. Rev.:
Series 2015, 5% 11/1/27	170,000	203,380
Series 2018 B, 5% 11/1/47	1,630,000	2,032,708
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 1997 1, 2.05%, tender 11/19/21 (a)	345,000	349,951
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.25%, tender 5/25/23 (a)	2,815,000	2,912,990
Series 2013 1st, 2.925%, tender 3/12/24 (a)	5,290,000	5,637,341
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 B, 5%, tender 7/1/29 (a)	1,700,000	2,174,147
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	5,000,000	6,317,650
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/36	515,000	530,908
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (a)	900,000	1,020,573
Fulton County Dev. Auth. Rev. Series 2019, 4% 6/15/49	375,000	429,713
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series S, 5% 10/1/22	590,000	638,486
Georgia Road & Thruway Auth. Rev. Series 2020:
5% 6/1/31	2,000,000	2,724,720
5% 6/1/32	3,000,000	4,063,560
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	385,000	416,281
5% 8/1/39	355,000	404,228
5% 8/1/43	470,000	547,752
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	1,410,000	1,637,038
4% 7/1/43	1,475,000	1,680,423
Main Street Natural Gas, Inc. Bonds Series 2018 C, 4%, tender 12/1/23 (a)	4,415,000	4,842,063
Private Colleges & Univs. Auth. Rev.:
(Savannah College Art & Design, Inc. Proj.) Series 2014, 5% 4/1/24	865,000	977,865
(The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/25	600,000	678,252
5% 4/1/30	345,000	384,202
5% 4/1/44	1,155,000	1,261,272
Series 2020 B:
4% 9/1/37	1,345,000	1,660,954
4% 9/1/38	1,750,000	2,154,670
5% 9/1/25	1,240,000	1,512,329
5% 9/1/32	1,265,000	1,724,638

TOTAL GEORGIA		49,480,731

Hawaii - 0.9%
Hawaii Arpts. Sys. Rev.:
Series 2015 A:
5% 7/1/41 (c)	1,290,000	1,476,302
5% 7/1/45 (c)	1,000,000	1,137,910
Series 2018 A:
5% 7/1/29 (c)	220,000	279,842
5% 7/1/30 (c)	260,000	328,778
5% 7/1/31 (c)	250,000	314,855
5% 7/1/32 (c)	260,000	325,874
5% 7/1/33 (c)	260,000	324,444
Hawaii Gen. Oblig. Series 2020 A, 4% 7/1/36 (c)	210,000	249,446
Honolulu City & County Gen. Oblig. (Honolulu Rail Transit Proj.) Series 2020 B, 5% 3/1/29	6,400,000	8,596,864
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/22 (c)	270,000	286,367
5.25% 8/1/24 (c)	345,000	381,204
5.25% 8/1/25 (c)	430,000	474,432

TOTAL HAWAII		14,176,318

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	180,000	201,307
Illinois - 18.2%
Boone & Winnebago County Cmnty. Unit School District 200 Series 2002:
0% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	310,000	310,000
0% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	335,000	332,824
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	430,000	423,421
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	410,000	426,121
Series 2011 A:
5% 12/1/41	995,000	1,007,656
5.25% 12/1/41	615,000	624,182
5.5% 12/1/39	1,360,000	1,384,290
Series 2012 A, 5% 12/1/42	1,585,000	1,624,688
Series 2015 C, 5.25% 12/1/39	295,000	318,842
Series 2016 B, 6.5% 12/1/46	140,000	166,911
Series 2017 A, 7% 12/1/46 (d)	480,000	606,115
Series 2017 C:
5% 12/1/22	455,000	480,212
5% 12/1/23	390,000	420,354
5% 12/1/24	990,000	1,091,089
5% 12/1/25	565,000	636,094
5% 12/1/26	165,000	188,706
5% 12/1/30	440,000	505,358
Series 2017 D:
5% 12/1/23	510,000	549,693
5% 12/1/24	215,000	236,954
5% 12/1/31	515,000	589,273
Series 2018 A:
5% 12/1/25	170,000	191,391
5% 12/1/26	170,000	194,424
5% 12/1/28	815,000	952,132
5% 12/1/30	345,000	401,325
5% 12/1/32	200,000	231,326
5% 12/1/35	170,000	195,101
Series 2018 C, 5% 12/1/46	1,315,000	1,481,098
Series 2019 A:
5% 12/1/28	570,000	665,908
5% 12/1/30	1,155,000	1,357,714
5% 12/1/31	655,000	766,363
5% 12/1/33	1,545,000	1,796,464
Chicago Gen. Oblig. Series 2020 A:
5% 1/1/29	2,965,000	3,409,602
5% 1/1/30	5,100,000	5,882,340
Chicago Midway Arpt. Rev.:
Series 2013 A:
5.375% 1/1/33 (c)	4,500,000	4,876,740
5.5% 1/1/29 (c)	800,000	871,096
Series 2014 A:
5% 1/1/27 (c)	1,780,000	1,983,561
5% 1/1/28 (c)	3,295,000	3,659,460
5% 1/1/33 (c)	925,000	1,015,003
5% 1/1/34 (c)	450,000	493,097
Series 2016 A, 5% 1/1/28 (c)	345,000	405,002
Series 2016 B:
4% 1/1/35	270,000	295,304
5% 1/1/36	345,000	400,652
5% 1/1/37	465,000	538,893
5% 1/1/46	1,220,000	1,399,572
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 B, 5% 1/1/27	1,080,000	1,173,647
Series 2013 D, 5% 1/1/27	550,000	597,691
Series 2015 A:
5% 1/1/31 (c)	1,040,000	1,195,917
5% 1/1/32 (c)	2,100,000	2,409,981
Series 2015 C:
5% 1/1/24 (c)	245,000	275,718
5% 1/1/46 (c)	410,000	462,238
Series 2016 B, 5% 1/1/34	1,050,000	1,238,990
Series 2016 C:
5% 1/1/33	470,000	555,888
5% 1/1/34	545,000	643,095
Series 2016 G:
5% 1/1/37 (c)	345,000	407,900
5% 1/1/42 (c)	345,000	404,005
5.25% 1/1/29 (c)	60,000	73,608
5.25% 1/1/31 (c)	70,000	85,142
Series 2017 A, 5% 1/1/31	610,000	744,975
Series 2017 B:
5% 1/1/35	360,000	434,527
5% 1/1/37	1,470,000	1,765,764
Series 2017 C:
5% 1/1/30	105,000	128,716
5% 1/1/31	105,000	128,233
5% 1/1/32	110,000	133,878
Series 2017 D:
5% 1/1/28 (c)	515,000	628,084
5% 1/1/29 (c)	430,000	521,349
5% 1/1/32 (c)	465,000	557,028
5% 1/1/34 (c)	700,000	832,510
5% 1/1/35 (c)	515,000	611,835
5% 1/1/36 (c)	640,000	758,534
5% 1/1/37 (c)	345,000	407,900
Series 2018 A:
5% 1/1/37 (c)	3,500,000	4,284,070
5% 1/1/39 (c)	3,420,000	4,165,731
5% 1/1/48 (c)	570,000	680,899
5% 1/1/53 (c)	975,000	1,158,710
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (c)	455,000	536,277
5% 7/1/48 (c)	1,875,000	2,166,019
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	3,100,000	3,555,948
Series 2017, 5% 12/1/46	705,000	823,990
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	350,000	371,266
5% 6/1/23	310,000	341,217
5% 6/1/24	50,000	56,979
5% 6/1/25	50,000	58,960
5% 6/1/26	40,000	48,506
Cook County Forest Preservation District:
Series 2012 A, 5% 11/15/22	345,000	370,378
Series 2012 C, 5% 12/15/21	170,000	176,408
Cook County Gen. Oblig.:
Series 2010 A:
5.25% 11/15/22	120,000	120,376
5.25% 11/15/33	3,100,000	3,107,998
Series 2010 G, 5% 11/15/25	585,000	586,697
Series 2012 C, 5% 11/15/24	1,910,000	2,050,920
Series 2016 A:
5% 11/15/26	980,000	1,186,104
5% 11/15/27	480,000	577,608
5% 11/15/28	630,000	754,104
5% 11/15/29	780,000	931,616
5% 11/15/30	860,000	1,023,658
Illinois Fin. Auth. Series 2020 A, 4% 5/15/50	6,000,000	6,888,060
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/29	210,000	245,641
5% 8/1/30	155,000	180,298
5% 8/1/32	210,000	242,615
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/34	170,000	190,788
5% 10/1/29	170,000	203,653
5% 10/1/30	170,000	202,917
5% 10/1/35	345,000	406,172
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	5,390,000	6,127,999
5% 5/15/43	7,175,000	8,768,998
(Presence Health Proj.) Series 2016 C:
3.625% 2/15/32	200,000	227,232
4% 2/15/33	45,000	52,257
5% 2/15/26	525,000	646,091
5% 2/15/29	1,060,000	1,330,438
5% 2/15/36	240,000	294,425
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/46	170,000	193,577
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	85,000	99,261
Series 2012 A:
5% 5/15/22	375,000	396,011
5% 5/15/23 (Pre-Refunded to 5/15/22 @ 100)	50,000	53,261
Series 2012:
4% 9/1/32	1,510,000	1,571,578
5% 9/1/32	325,000	346,310
5% 9/1/38	4,520,000	4,821,665
5% 11/15/43 (Pre-Refunded to 11/15/22 @ 100)	900,000	978,264
Series 2013:
5% 11/15/24	85,000	92,128
5% 11/15/27	15,000	16,191
5% 11/15/28	495,000	533,338
5% 11/15/29	240,000	258,115
Series 2015 A:
5% 11/15/21	105,000	109,026
5% 11/15/45	555,000	635,075
Series 2015 B, 5% 11/15/27	545,000	643,253
Series 2015 C:
4.125% 8/15/37	150,000	162,389
5% 8/15/35	1,285,000	1,467,123
5% 8/15/44	6,275,000	7,028,377
Series 2016 A:
5% 8/15/22 (Escrowed to Maturity)	170,000	182,832
5% 8/15/25 (Escrowed to Maturity)	410,000	496,080
5% 7/1/28	210,000	253,373
5% 2/15/29	885,000	1,057,327
5% 2/15/30	935,000	1,112,089
5% 7/1/30	120,000	143,141
5% 2/15/31	755,000	895,468
5% 7/1/31	215,000	255,672
5% 2/15/32	730,000	863,137
5% 7/1/33	110,000	129,896
5% 7/1/34	860,000	1,013,768
5% 8/15/34 (Pre-Refunded to 8/15/26 @ 100)	110,000	137,979
5% 8/15/35 (Pre-Refunded to 8/15/26 @ 100)	90,000	112,892
5% 7/1/36	445,000	522,564
5% 8/15/36 (Pre-Refunded to 8/15/26 @ 100)	350,000	439,023
5.25% 8/15/31 (Pre-Refunded to 8/15/26 @ 100)	105,000	133,161
Series 2016 B:
5% 8/15/31	1,270,000	1,543,952
5% 8/15/32	1,040,000	1,259,076
5% 8/15/34	1,295,000	1,559,685
5% 8/15/36	1,805,000	2,164,412
Series 2016 C:
3.75% 2/15/34	250,000	284,163
4% 2/15/36	1,070,000	1,234,641
4% 2/15/41	2,940,000	3,358,744
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	135,000	163,584
5% 2/15/24	115,000	131,488
5% 2/15/30	1,335,000	1,666,841
5% 2/15/31	4,825,000	6,004,327
5% 2/15/32	760,000	942,324
5% 2/15/34	605,000	744,949
5% 2/15/41	1,190,000	1,442,530
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	5,000	6,059
5% 5/15/29	215,000	257,673
5% 12/1/29	295,000	350,186
5% 5/15/30	455,000	543,043
5% 12/1/46	805,000	918,859
Series 2017 A, 5% 8/1/42	150,000	171,308
Series 2017:
5% 1/1/29	575,000	727,818
5% 7/1/34	965,000	1,205,015
5% 7/1/35	810,000	1,009,171
Series 2018 A:
4.25% 1/1/44	530,000	604,152
5% 1/1/38	2,140,000	2,570,161
5% 1/1/44	3,200,000	3,803,040
Series 2019, 4% 9/1/35	490,000	542,450
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	535,000	535,000
Series 2012 A, 4% 1/1/23	435,000	445,945
Series 2012:
5% 8/1/21	415,000	424,421
5% 3/1/23	885,000	920,497
5% 8/1/23	790,000	857,664
Series 2013:
5% 1/1/22	505,000	506,427
5.5% 7/1/24	170,000	185,288
5.5% 7/1/25	900,000	978,183
Series 2014:
5% 2/1/22	180,000	187,475
5% 2/1/23	760,000	814,469
5% 2/1/25	625,000	683,988
5% 2/1/26	470,000	511,525
5% 4/1/28	395,000	428,243
5% 5/1/28	370,000	401,809
5.25% 2/1/31	75,000	81,002
Series 2016:
5% 2/1/23	310,000	332,218
5% 2/1/24	3,175,000	3,489,166
5% 6/1/25	1,515,000	1,711,617
5% 11/1/25	515,000	586,364
5% 6/1/26	205,000	235,518
5% 2/1/27	1,160,000	1,345,635
Series 2017 D:
5% 11/1/21	2,100,000	2,159,444
5% 11/1/22	4,110,000	4,339,297
5% 11/1/23	4,305,000	4,646,473
5% 11/1/24	6,025,000	6,607,497
5% 11/1/25	8,065,000	9,006,427
5% 11/1/26	1,810,000	2,046,368
5% 11/1/27	600,000	683,832
5% 11/1/28	3,275,000	3,702,126
Series 2019 B:
5% 9/1/21	990,000	1,015,665
5% 9/1/22	970,000	1,028,821
5% 9/1/23	990,000	1,076,863
5% 9/1/24	990,000	1,103,117
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	1,527,787	1,672,759
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/31	700,000	823,445
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A, 5% 1/1/37	1,505,000	1,754,273
Series 2016 A:
5% 12/1/31	1,210,000	1,450,306
5% 12/1/32	1,775,000	2,117,948
Series A:
5% 1/1/40	1,140,000	1,490,903
5% 1/1/45	3,100,000	3,990,134
Kane, McHenry, Cook & DeKalb Counties Unit School District #300 Series 2002, 0% 12/1/21 (AMBAC Insured)	535,000	532,009
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/34	1,205,000	1,420,731
5% 2/1/35	860,000	1,012,117
5% 2/1/36	1,480,000	1,738,600
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	880,000	854,911
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,085,000	1,052,504
Series 2010 B1:
0% 6/15/43 (FSA Insured)	10,730,000	5,497,730
0% 6/15/44 (FSA Insured)	10,070,000	4,944,269
0% 6/15/45 (FSA Insured)	5,250,000	2,465,768
0% 6/15/47 (FSA Insured)	625,000	270,050
Series 2012 B, 0% 12/15/51	2,255,000	661,211
Series A:
0% 6/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	220,000	216,471
0% 12/15/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	530,000	501,237
Series 1994, 0% 6/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,145,000	994,158
Series 1996 A, 0% 6/15/24	525,000	500,971
Series 2017 B:
5% 12/15/25	170,000	196,430
5% 12/15/26	570,000	671,768
5% 12/15/27	60,000	71,702
5% 12/15/31	115,000	134,713
5% 12/15/34	70,000	81,133
Series 2020 A, 5% 6/15/50	1,900,000	2,195,811
Series 2020 B, 5% 6/15/42	2,305,000	2,718,678
Northern Illinois Univ. Revs. Series 2020 B, 5% 4/1/34 (Build America Mutual Assurance Insured)	1,350,000	1,713,420
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27	4,130,000	5,032,240
5% 6/1/28	475,000	575,501
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.) Series 1999 A, 0% 4/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	855,000	854,163
Series 2013:
6% 10/1/42	945,000	1,038,886
6.25% 10/1/38	935,000	1,037,962
Series 2018 A, 5% 4/1/30	715,000	900,650
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (FSA Insured)	1,060,000	1,001,880
Will County Illinois Series 2016:
5% 11/15/31 (Pre-Refunded to 11/15/25 @ 100)	280,000	343,459
5% 11/15/32 (Pre-Refunded to 11/15/25 @ 100)	215,000	263,728
5% 11/15/33 (Pre-Refunded to 11/15/25 @ 100)	260,000	318,926
5% 11/15/34 (Pre-Refunded to 11/15/25 @ 100)	260,000	318,926

TOTAL ILLINOIS		288,579,387

Indiana - 1.0%
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (a)	300,000	301,440
Series 2020 B, 0.95%, tender 4/1/26 (a)	475,000	476,539
Indiana Fin. Auth. Rev.:
Series 2012, 5% 3/1/30 (Pre-Refunded to 3/1/22 @ 100)	785,000	828,465
Series 2015 A, 5.25% 2/1/32	1,215,000	1,447,235
Series 2016:
4% 9/1/21	70,000	71,704
5% 9/1/22	50,000	53,524
5% 9/1/23	75,000	83,591
5% 9/1/24	115,000	133,011
5% 9/1/26	225,000	277,819
5% 9/1/27	110,000	135,062
5% 9/1/28	530,000	646,685
5% 9/1/29	260,000	315,617
5% 9/1/30	240,000	290,246
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/26	440,000	475,270
Series 2015 A, 5% 10/1/30	830,000	965,522
Series 2011 A, 5.25% 10/1/25	300,000	310,836
Indiana Hsg. & Cmnty. Dev. Auth. (Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (d)	610,000	625,549
Indianapolis Local Pub. Impt.:
(Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	1,150,000	1,433,360
Series 2016:
4% 1/1/32 (c)	170,000	188,251
4% 1/1/33 (c)	170,000	187,461
4% 1/1/34 (c)	215,000	236,474
4% 1/1/35 (c)	480,000	527,414
5% 1/1/26 (c)	180,000	216,430
Lake Central Multi-District School Bldg. Corp. Series 2012 B, 5% 1/15/30 (Pre-Refunded to 1/15/23 @ 100)	370,000	405,842
Purdue Univ. Rev. Series 2018 DD:
5% 7/1/34	205,000	263,925
5% 7/1/35	405,000	520,316
5% 7/1/36	440,000	563,614
5% 7/1/37	410,000	523,787
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 5% 4/1/43	1,685,000	2,054,369
Series 2020, 4% 4/1/37	830,000	940,664
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (a)(c)	300,000	325,374

TOTAL INDIANA		15,825,396

Iowa - 0.1%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	240,000	259,082
5% 5/15/48	280,000	300,779
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B:
5% 12/1/22 (c)	400,000	434,532
5% 12/1/29 (c)	1,050,000	1,314,044

TOTAL IOWA		2,308,437

Kansas - 0.1%
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/40	775,000	904,882
5% 9/1/45	1,170,000	1,356,159

TOTAL KANSAS		2,261,041

Kentucky - 1.9%
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/21	110,000	110,000
5% 1/1/22	125,000	130,427
5% 1/1/23	75,000	81,593
5% 1/1/28	275,000	329,137
5% 1/1/31	260,000	306,816
5% 1/1/32	260,000	305,921
Kentucky Econ. Dev. Fin. Auth. Series 2019 A2, 5% 8/1/49	3,160,000	3,834,723
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 119) Series 2018:
5% 5/1/26	175,000	212,965
5% 5/1/27	505,000	630,331
5% 5/1/29	935,000	1,182,934
5% 5/1/32	245,000	310,905
5% 5/1/33	190,000	239,987
5% 5/1/34	215,000	270,173
5% 5/1/35	130,000	160,515
5% 5/1/36	110,000	134,921
Series B, 5% 8/1/23	1,205,000	1,343,382
Kentucky, Inc. Pub. Energy:
Bonds Series A, 4%, tender 6/1/26 (a)	9,405,000	10,946,480
Series A:
4% 12/1/21	500,000	515,744
4% 6/1/24	500,000	557,145
Louisville & Jefferson County:
Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	1,270,000	1,423,175
Series 2020 C, 5%, tender 10/1/26 (a)	435,000	537,860
Series 2020 D, 5%, tender 10/1/29 (a)	525,000	690,685
Series 2013 A:
5.5% 10/1/33	585,000	651,509
5.75% 10/1/38	1,510,000	1,682,804
Series 2020 A, 5% 10/1/37	1,220,000	1,555,354
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2001 B, 2.55%, tender 5/3/21 (a)	1,400,000	1,408,410

TOTAL KENTUCKY		29,553,896

Louisiana - 0.9%
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	500,000	589,545
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/24	260,000	305,869
5% 12/15/25	535,000	650,175
5% 12/15/26	215,000	268,245
5% 12/15/28	345,000	424,519
5% 12/15/29	245,000	299,851
5% 12/15/30	480,000	585,528
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/27 (c)	240,000	277,651
5% 1/1/29 (c)	895,000	1,027,460
5% 1/1/30 (c)	1,205,000	1,377,761
5% 1/1/31 (c)	430,000	490,570
5% 1/1/40 (c)	3,725,000	4,190,998
Series 2017 B:
5% 1/1/27 (c)	70,000	86,332
5% 1/1/28 (c)	40,000	48,913
5% 1/1/32 (c)	70,000	83,765
5% 1/1/33 (c)	120,000	142,956
5% 1/1/34 (c)	35,000	41,581
5% 1/1/35 (c)	70,000	83,075
5% 1/1/37 (c)	1,000,000	1,181,080
Series 2017 D2:
5% 1/1/27 (c)	85,000	104,831
5% 1/1/28 (c)	125,000	152,853
5% 1/1/31 (c)	110,000	132,083
5% 1/1/33 (c)	175,000	208,478
5% 1/1/34 (c)	210,000	249,488
5% 1/1/36 (c)	160,000	189,434
5% 1/1/37 (c)	265,000	312,986

TOTAL LOUISIANA		13,506,027

Maine - 0.8%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	800,000	844,200
Series 2011:
6.75% 7/1/41	555,000	564,790
7.5% 7/1/32	1,190,000	1,217,656
Series 2013, 5% 7/1/25	305,000	331,932
Series 2016 A:
4% 7/1/41	405,000	421,484
4% 7/1/46	555,000	571,478
5% 7/1/41	1,790,000	1,977,968
5% 7/1/46	4,775,000	5,231,633
Series 2017 B:
4% 7/1/25	75,000	84,189
4% 7/1/31	120,000	133,634
4% 7/1/32	85,000	93,709
4% 7/1/34	175,000	191,779
5% 7/1/26	55,000	65,896
5% 7/1/28	90,000	108,968
5% 7/1/29	70,000	84,267
5% 7/1/33	170,000	201,346
5% 7/1/35	130,000	153,377
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/32	180,000	211,019
5% 7/1/36	450,000	523,251
5% 7/1/38	115,000	133,229

TOTAL MAINE		13,145,805

Maryland - 0.7%
Baltimore Proj. Rev. (Wtr. Proj.) Series 2020 A:
4% 7/1/45	2,000,000	2,417,680
5% 7/1/50	2,200,000	2,852,718
City of Westminster Series 2016:
5% 11/1/27	445,000	512,943
5% 11/1/28	475,000	544,934
5% 11/1/29	500,000	569,460
5% 11/1/30	530,000	599,393
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2019 B, 4% 9/1/49	1,050,000	1,168,167
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/30	215,000	253,855
5% 6/1/35	345,000	399,317
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D:
5% 3/31/41 (c)	310,000	331,688
5% 3/31/46 (c)	515,000	551,029
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	550,000	660,721
Series 2015, 5% 7/1/24	130,000	149,063
Series 2016 A:
4% 7/1/42	295,000	316,957
5% 7/1/35	120,000	137,762

TOTAL MARYLAND		11,465,687

Massachusetts - 4.5%
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	285,000	331,124
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	670,000	855,469
5% 7/1/34	725,000	909,948
Series 2017, 4% 7/1/41	1,720,000	1,982,610
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	170,000	187,770
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	175,000	209,592
5% 10/1/28	180,000	214,231
5% 10/1/29	190,000	224,848
5% 10/1/31	210,000	245,568
5% 10/1/32	220,000	255,831
Series 2016:
5% 10/1/29	170,000	204,381
5% 10/1/30	260,000	311,451
5% 7/1/31	290,000	345,535
5% 10/1/31	280,000	334,320
5% 10/1/43	1,500,000	1,707,825
Series 2019, 5% 9/1/59	4,040,000	4,893,490
Series 2020 A:
4% 7/1/45	3,170,000	3,502,565
5% 10/15/26	10,750,000	13,694,210
5% 10/15/28	1,500,000	2,016,975
5% 10/15/29	5,000,000	6,877,300
5% 10/15/30	5,000,000	7,039,050
Series BB1, 5% 10/1/46	70,000	82,300
Series M:
4% 10/1/50	3,170,000	3,520,792
5% 10/1/45	2,390,000	2,930,068
Massachusetts Edl. Fing. Auth. Rev.:
Series 2016 J, 5% 7/1/22 (c)	955,000	1,019,940
Series 2016, 5% 7/1/24 (c)	1,400,000	1,607,914
Massachusetts Gen. Oblig.:
Series 2017 A:
5% 4/1/36	365,000	454,024
5% 4/1/42	1,380,000	1,695,316
Series E:
5% 11/1/45	1,345,000	1,776,530
5% 11/1/50	4,580,000	5,994,258
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22	110,000	110,448
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	360,000	437,371
5% 7/1/34	185,000	224,364
5% 7/1/38	270,000	324,956
Series 2016 B, 5% 7/1/43 (c)	1,480,000	1,744,017
Series 2019 A, 5% 7/1/40 (c)	500,000	631,995
Massachusetts Port Auth. Spl. Facilities Rev. (Bosfuel Proj.) Series 2019 A, 5% 7/1/49 (c)	1,485,000	1,791,860

TOTAL MASSACHUSETTS		70,690,246

Michigan - 2.2%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (FSA Insured)	405,000	453,519
Detroit School District School Bldg. and Site Impt. Series 2012 A, 5% 5/1/23	690,000	732,290
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	420,000	513,341
5% 7/1/48	1,815,000	2,199,381
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	405,000	491,759
Michigan Bldg. Auth. Rev. Series 2015 I:
5% 4/15/30	820,000	989,502
5% 4/15/30 (Pre-Refunded to 10/15/25 @ 100)	40,000	48,911
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	535,000	664,545
(Trinity Health Proj.) Series 2017, 5% 12/1/42	445,000	549,935
Series 2012 A, 5% 6/1/21 (Escrowed to Maturity)	60,000	61,154
Series 2012, 5% 11/15/42	1,785,000	1,892,314
Series 2015 MI, 5% 12/1/24	765,000	902,891
Series 2016, 5% 11/15/41	325,000	386,110
Series 2020 A, 4% 6/1/49	765,000	868,451
Series MI, 5.5% 12/1/27	820,000	997,177
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C, 5% 12/1/32	255,000	324,513
Series 2012 A, 5% 6/1/26	345,000	366,542
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series A, 3.5% 12/1/50	695,000	775,050
Oakland Univ. Rev. Series 2019:
5% 3/1/40	1,020,000	1,253,356
5% 3/1/41	1,075,000	1,317,456
5% 3/1/44	2,100,000	2,553,348
5% 3/1/50	3,400,000	4,093,430
Portage Pub. Schools Series 2016:
5% 11/1/30	490,000	595,159
5% 11/1/31	435,000	526,842
5% 11/1/36	45,000	53,726
Univ. of Michigan Rev.:
Series 2017 A, 5% 4/1/24	1,085,000	1,253,327
Series 2020 A, 4% 4/1/45	1,500,000	1,816,830
Wayne County Arpt. Auth. Rev.:
Series 2015 F, 5% 12/1/27 (c)	1,205,000	1,432,853
Series 2015 G, 5% 12/1/28 (c)	945,000	1,119,220
Series 2017 A:
4% 12/1/33 (FSA Insured)	255,000	292,138
4% 12/1/34 (FSA Insured)	210,000	240,251
4% 12/1/35 (FSA Insured)	205,000	233,915
4% 12/1/36 (FSA Insured)	215,000	244,633
5% 12/1/31	65,000	79,853
5% 12/1/32	65,000	79,455
5% 12/1/34	120,000	146,536
5% 12/1/35	110,000	133,979
5% 12/1/37	75,000	90,624
Series 2017 B:
5% 12/1/29 (c)	105,000	127,676
5% 12/1/30 (c)	120,000	145,096
5% 12/1/31 (c)	140,000	168,526
5% 12/1/32 (c)	90,000	108,059
5% 12/1/32 (c)	110,000	131,678
5% 12/1/34 (c)	105,000	125,564
5% 12/1/35 (c)	110,000	131,206
5% 12/1/37 (c)	145,000	172,096
5% 12/1/42 (c)	170,000	199,568
Series 2018 B, 5% 12/1/48 (c)	1,000,000	1,185,020
Series 2018 D, 5% 12/1/29 (c)	800,000	1,002,232

TOTAL MICHIGAN		34,271,037

Minnesota - 0.1%
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/29	485,000	561,533
Series 2017:
4% 5/1/21	85,000	85,775
5% 5/1/25	140,000	165,087
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	130,000	158,882
5% 10/1/45	285,000	333,627
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	205,000	227,302

TOTAL MINNESOTA		1,532,206

Missouri - 0.3%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/30	120,000	134,083
5% 3/1/31	130,000	144,780
5% 3/1/36	260,000	285,514
Kansas City Spl. Oblig. (Downtown Streetcar Proj.) Series 2014 A:
5% 9/1/26	205,000	205,687
5% 9/1/27	85,000	85,285
5% 9/1/28	170,000	170,568
5% 9/1/29	170,000	170,561
5% 9/1/30	240,000	240,778
Kansas City Indl. Dev. Auth. (Kansas City Int'l. Arpt. Term. Modernization Proj.) Series 2019 B, 5% 3/1/38 (c)	500,000	615,330
Missouri Health & Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	170,000	188,367
3.25% 2/1/28	170,000	188,671
4% 2/1/40	140,000	153,856
5% 2/1/29	215,000	257,067
5% 2/1/31	445,000	528,531
5% 2/1/33	495,000	583,313
5% 2/1/36	465,000	543,952
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	220,000	246,134
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	255,000	282,900

TOTAL MISSOURI		5,025,377

Montana - 0.0%
Montana Board Hsg. Single Family:
Series 2017 B, 4% 12/1/48 (c)	235,000	247,958
Series 2019 B, 4% 6/1/50	110,000	125,797

TOTAL MONTANA		373,755

Nebraska - 0.7%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	5,825,000	6,690,537
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Proj.) Series 2017:
4% 7/1/34	170,000	190,310
5% 7/1/36	120,000	142,174
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	615,000	674,483
Series 2019 E, 3.75% 9/1/49 (c)	705,000	759,588
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/37	425,000	503,723
5% 1/1/40	195,000	229,995
Omaha Arpt. Auth. Arpt. Rev.:
Series 2017 A:
5% 12/15/22 (c)	130,000	140,672
5% 12/15/23 (c)	130,000	145,820
5% 12/15/25 (c)	70,000	83,672
5% 12/15/26 (c)	250,000	306,525
5% 12/15/27 (c)	170,000	206,567
5% 12/15/30 (c)	260,000	312,195
5% 12/15/31 (c)	135,000	161,976
5% 12/15/33 (c)	140,000	166,508
5% 12/15/35 (c)	345,000	409,988
5% 12/15/36 (c)	85,000	100,714
Series 2017 C, 5% 12/15/21 (c)	70,000	72,774

TOTAL NEBRASKA		11,298,221

Nevada - 0.3%
Clark County Arpt. Rev. Series 2019 A, 5% 7/1/26	1,935,000	2,397,136
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev. (Clark County Arpt. Rev. Proj.) Series 2017 B, 5% 7/1/22 (c)	385,000	411,084
Clark County Poll. Cont. Rev. Bonds Series 2017, 1.65%, tender 3/31/23 (a)	1,035,000	1,048,403
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2016 B, 5% 6/1/36	780,000	944,939
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	340,000	379,426

TOTAL NEVADA		5,180,988

New Hampshire - 1.1%
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	1,491,712	1,675,014
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	515,000	615,585
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/28	210,000	265,264
5% 8/1/29	185,000	232,231
5% 8/1/30	170,000	212,383
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/30	440,000	561,801
5% 7/1/32	660,000	833,626
5% 7/1/33	600,000	754,704
5% 7/1/34	920,000	1,154,692
5% 7/1/35	965,000	1,208,769
5% 7/1/36	1,015,000	1,267,877
5% 7/1/37	890,000	1,108,958
Series 2017, 5% 7/1/44	310,000	356,578
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42	65,000	67,062
Series 2012:
4% 7/1/32	475,000	488,148
5% 7/1/24	170,000	179,595
5% 7/1/25	205,000	216,527
5% 7/1/27	85,000	89,552
Series 2016:
4% 10/1/38	415,000	459,766
5% 10/1/22	185,000	198,555
5% 10/1/24	365,000	421,827
5% 10/1/25	360,000	429,552
5% 10/1/29	1,150,000	1,388,936
5% 10/1/31	895,000	1,073,544
5% 10/1/33	695,000	827,724
5% 10/1/38	1,285,000	1,515,850

TOTAL NEW HAMPSHIRE		17,604,120

New Jersey - 5.7%
Atlantic County Impt. Auth. (Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (FSA Insured)	180,000	213,559
5% 7/1/30 (FSA Insured)	435,000	512,078
5% 7/1/32 (FSA Insured)	215,000	250,759
5% 7/1/33 (FSA Insured)	225,000	261,529
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (d)	260,000	258,614
Series A:
5% 11/1/31	2,265,000	2,854,829
5% 11/1/36	2,530,000	3,099,048
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (d)	230,000	230,143
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	2,265,000	2,663,685
Series 2017 B, 5% 11/1/23	3,100,000	3,470,884
Series 2013 NN:
5% 3/1/27	13,685,000	14,752,977
5% 3/1/29	430,000	461,399
Series 2013:
5% 3/1/24	3,100,000	3,372,521
5% 3/1/25	380,000	412,061
Series 2014 PP, 5% 6/15/26	1,100,000	1,237,599
Series 2015 XX, 5.25% 6/15/27	2,925,000	3,418,652
Series 2016 AAA:
5.5% 6/15/31	345,000	419,772
5.5% 6/15/32	860,000	1,042,225
Series LLL, 5% 6/15/44	1,140,000	1,370,451
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev. Bonds (New Jersey-American Wtr. Co., Inc.) Series 2020, 1.2%, tender 6/1/23 (a)(c)	8,000,000	8,113,120
New Jersey Edl. Facility Series 2016 A:
5% 7/1/31	360,000	419,202
5% 7/1/32	415,000	481,483
New Jersey Gen. Oblig. Series 2020 A:
4% 6/1/30	985,000	1,206,182
4% 6/1/31	370,000	457,549
4% 6/1/32	250,000	311,598
5% 6/1/29	1,110,000	1,437,661
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/21	60,000	61,290
5% 7/1/22	60,000	63,898
5% 7/1/23	200,000	220,404
5% 7/1/24	330,000	376,794
5% 7/1/25	345,000	407,445
5% 7/1/26	190,000	231,131
5% 7/1/26	60,000	72,989
5% 7/1/27	85,000	102,686
5% 7/1/27	130,000	161,356
5% 7/1/28	65,000	80,575
5% 7/1/29	120,000	143,502
5% 7/1/29	85,000	101,647
5% 7/1/30	145,000	172,707
5% 7/1/30	170,000	210,083
Series 2016:
4% 7/1/48	500,000	531,450
5% 7/1/41	625,000	711,694
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/22 (c)	210,000	228,171
5% 12/1/23 (c)	350,000	395,283
5% 12/1/26 (c)	915,000	1,119,072
Series 2017 1B, 5% 12/1/21 (c)	220,000	229,220
Series 2018 B:
5% 12/1/25 (c)	725,000	868,623
5% 12/1/26 (c)	215,000	262,951
Series 2019 A:
5% 12/1/23	310,000	351,844
5% 12/1/24	180,000	211,907
5% 12/1/25	330,000	401,580
Series 2020:
5% 12/1/24 (c)	1,450,000	1,688,627
5% 12/1/24 (c)	690,000	803,553
5% 12/1/27 (c)	570,000	706,680
5% 12/1/28 (c)	1,000,000	1,259,750
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	4,970,000	5,990,937
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	70,000	76,283
Series 2010 A, 0% 12/15/27	2,350,000	2,064,264
Series 2014 AA, 5% 6/15/24	1,720,000	1,952,630
Series 2016 A:
5% 6/15/27	465,000	554,331
5% 6/15/28	1,905,000	2,252,682
5% 6/15/29	385,000	451,932
Series 2016 A-2, 5% 6/15/23	925,000	1,017,722
Series AA:
4% 6/15/36	950,000	1,094,163
4% 6/15/45	2,105,000	2,354,064
5% 6/15/29	385,000	405,802
5% 6/15/38	1,070,000	1,329,293
5% 6/15/45	470,000	572,187
Series BB, 5% 6/15/33	4,300,000	5,265,350

TOTAL NEW JERSEY		90,288,132

New Mexico - 0.1%
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	495,000	549,995
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	35,000	34,497
5% 5/15/34	65,000	71,210
5% 5/15/39	50,000	54,263
5% 5/15/44	50,000	53,855
5% 5/15/49	100,000	107,263
Series 2019 B1, 2.625% 5/15/25	55,000	54,651

TOTAL NEW MEXICO		925,734

New York - 5.7%
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	215,000	249,415
4% 7/1/34	215,000	248,465
Series 2017:
4% 12/1/21 (d)	200,000	205,045
5% 12/1/22 (d)	300,000	322,620
5% 12/1/23 (d)	200,000	222,740
5% 12/1/24 (d)	200,000	230,324
5% 12/1/25 (d)	200,000	237,714
Hudson Yards Infrastructure Corp. New York Rev. Series 2012 A, 5.75% 2/15/47	1,135,000	1,141,708
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	4,420,000	4,788,451
New York City Gen. Oblig.:
Series 2012 E, 5% 8/1/24	860,000	903,980
Series 2015 C, 5% 8/1/27	120,000	141,467
Series 2016 C and D, 5% 8/1/28	450,000	549,090
Series 2016 E, 5% 8/1/28	755,000	934,766
Series A, 5% 8/1/26	1,000,000	1,246,790
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2012 EE, 5.25% 6/15/30	1,240,000	1,328,536
Series GG 1, 5% 6/15/48	11,930,000	15,440,283
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2015 S1, 5% 7/15/43	860,000	996,181
Series 2015 S2, 5% 7/15/35	305,000	362,005
New York City Transitional Fin. Auth. Rev.:
Series 2018 A2, 5% 8/1/39	2,000,000	2,452,700
Series 2018 B, 5% 8/1/45	6,335,000	7,664,843
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31 (f)	3,400,000	4,698,698
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	965,000	1,026,007
New York Dorm. Auth. Sales Tax Rev. Series 2016 A, 5% 3/15/34	1,170,000	1,422,123
New York Metropolitan Trans. Auth. Rev.:
Series 2014 B, 5% 11/15/44	1,720,000	1,860,799
Series 2015 A1, 5% 11/15/45	1,280,000	1,406,899
Series 2020 A, 4% 2/1/22	1,550,000	1,581,341
Series 2020 D, 4% 11/15/46	11,710,000	12,966,483
New York State Hsg. Fin. Agcy. Rev. Series J, 0.75% 5/1/25	1,410,000	1,411,128
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (c)	240,000	260,906
New York State Urban Dev. Corp. Series 2020 E:
4% 3/15/44	8,700,000	10,245,120
4% 3/15/45	7,000,000	8,217,160
New York Trans. Dev. Corp. (Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (c)	740,000	811,417
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	1,085,000	1,334,051
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	930,000	1,154,986
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2018, 5% 1/1/43	170,000	193,730
Rockland County Gen. Oblig. Series 2014 A:
4% 3/1/23 (FSA Insured)	195,000	210,618
4% 3/1/24 (FSA Insured)	235,000	261,957
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	860,000	1,009,279

TOTAL NEW YORK		89,739,825

New York And New Jersey - 0.1%
Port Auth. of New York & New Jersey Series 194, 5.25% 10/15/55	1,175,000	1,366,537
North Carolina - 0.6%
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	265,000	332,310
5% 7/1/33	260,000	322,236
5% 7/1/37	605,000	743,212
Series 2017 B:
5% 7/1/21 (c)	35,000	35,749
5% 7/1/22 (c)	25,000	26,617
5% 7/1/23 (c)	30,000	33,226
5% 7/1/24 (c)	35,000	40,198
5% 7/1/25 (c)	15,000	17,832
5% 7/1/26 (c)	15,000	18,364
5% 7/1/27 (c)	35,000	43,888
5% 7/1/28 (c)	30,000	37,349
5% 7/1/29 (c)	40,000	49,511
5% 7/1/30 (c)	45,000	55,443
5% 7/1/31 (c)	85,000	104,351
5% 7/1/32 (c)	85,000	103,908
5% 7/1/33 (c)	90,000	109,595
5% 7/1/34 (c)	95,000	115,448
5% 7/1/35 (c)	65,000	78,844
5% 7/1/36 (c)	55,000	66,542
5% 7/1/37 (c)	65,000	78,457
5% 7/1/42 (c)	205,000	244,885
Series 2017 C, 4% 7/1/32	250,000	289,485
Nash Health Care Sys. Health Care Facilities Rev.:
Series 2003, 5% 11/1/30 (FSA Insured)	220,000	220,671
Series 2012, 5% 11/1/41	935,000	966,650
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27	70,000	88,815
5% 10/1/47	565,000	673,559
North Carolina Med. Care Cmnty. Health Series 2012 A, 5% 11/15/26	225,000	237,969
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	1,725,000	1,766,538
Series 2019 C, 2.55%, tender 6/1/26 (a)	2,980,000	3,195,186

TOTAL NORTH CAROLINA		10,096,838

Ohio - 3.1%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	2,435,000	2,876,709
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
5% 8/1/25	515,000	620,652
5% 8/1/26	345,000	429,501
5% 8/1/27	430,000	550,340
5% 8/1/28	490,000	632,815
5% 8/1/29	905,000	1,161,477
5% 8/1/30	730,000	932,393
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	630,000	667,970
Series 2020 A, 4% 12/1/40	4,000,000	4,698,080
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.) Series 2016, 5% 2/15/46	2,115,000	2,456,107
Series 2012 B, 5% 2/15/42	335,000	349,753
Buckeye Tobacco Settlement Fing. Auth. Series 2020 A2:
5% 6/1/32	2,335,000	3,143,003
5% 6/1/33	7,750,000	10,373,220
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	1,000,000	1,185,730
Columbus City School District Series 2016 A, 5% 12/1/29	360,000	443,596
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/46	1,100,000	1,333,057
5% 12/1/51	1,650,000	1,987,145
Franklin County Hosp. Facilities Rev. (Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	1,150,000	1,332,505
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/25	620,000	672,086
5% 12/1/26	115,000	124,289
Lake County Hosp. Facilities Rev.:
Series 2008 C:
5.75% 8/15/38	30,000	30,090
6% 8/15/43	140,000	140,406
Series 2015:
5% 8/15/29	240,000	280,495
5% 8/15/30	260,000	302,266
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	2,325,000	2,724,644
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/33	765,000	804,704
5% 2/15/44	915,000	952,835
5% 2/15/48	2,340,000	2,429,107
Ohio Higher Edl. Facility Commission Rev. (Univ. of Dayton Proj.) Series 2018 B, 5% 12/1/36	1,175,000	1,458,175
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	255,000	287,362
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	165,000	186,811
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	450,000	280,337
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/29	380,000	446,747
5% 2/15/34	75,000	86,754
Series 2019, 5% 2/15/29	1,035,000	1,193,438
Univ. of Akron Gen. Receipts Series 2016 A, 5% 1/1/35	775,000	910,447
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	130,000	133,713
5% 12/1/42	170,000	172,693

TOTAL OHIO		48,791,452

Oklahoma - 0.1%
Oklahoma City Arpt. Trust Series 33, 5% 7/1/47 (c)	390,000	465,036
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	220,000	251,126
5% 10/1/29	240,000	272,184
5% 10/1/36	170,000	188,829
5% 10/1/39	345,000	381,532
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/22	85,000	89,871
5% 8/15/23	45,000	49,198
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev. Series 2014 A, 5% 1/1/38	225,000	260,170

TOTAL OKLAHOMA		1,957,946

Oregon - 0.2%
Oregon State Hsg. & Cmnty. Svcs. Dept.:
(Single Family Mtg. Prog.) Series A, 3.5% 1/1/51	1,000,000	1,114,220
Series 2019 A, 4% 7/1/50	1,955,000	2,185,925

TOTAL OREGON		3,300,145

Pennsylvania - 6.5%
Berks County Muni. Auth. Rev.:
(Tower Health Proj.) Series 2020 A:
5% 2/1/27	1,065,000	1,197,593
5% 2/1/28	825,000	933,983
5% 2/1/29	750,000	855,675
5% 2/1/30	800,000	918,128
5% 2/1/31	700,000	809,067
5% 2/1/32	750,000	871,500
Bonds (Tower Health Proj.):
Series 2020 B2, 5%, tender 2/1/27 (a)	505,000	561,903
Series 2020 B3, 5%, tender 2/1/30 (a)	290,000	333,062
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A, 5% 7/1/35	2,485,000	2,801,440
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/27	170,000	213,119
5% 7/15/29	270,000	347,077
5% 7/15/32	170,000	215,873
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2018 A, 5% 11/15/23	225,000	254,018
Commonwealth Fing. Auth. Rev. Series 2020 A:
5% 6/1/26	1,750,000	2,150,103
5% 6/1/28	945,000	1,216,310
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/21	60,000	61,060
5% 6/1/23	85,000	94,033
5% 6/1/28	185,000	225,014
5% 6/1/29	200,000	242,064
Delaware County Auth. Rev. (Cabrini College) Series 2017, 5% 7/1/47	690,000	736,810
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2016 A, 5% 7/1/46	250,000	277,370
Series 2019, 5% 7/1/49	745,000	853,777
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/33	430,000	483,062
4% 7/15/35	445,000	497,808
4% 7/15/37	860,000	956,913
5% 7/15/25	70,000	82,878
5% 7/15/26	215,000	261,287
5% 7/15/27	365,000	452,885
5% 7/15/28	270,000	336,582
5% 7/15/29	285,000	352,015
5% 7/15/30	380,000	465,378
5% 7/15/31	260,000	317,005
5% 7/15/32	270,000	327,688
5% 7/15/34	295,000	355,832
5% 7/15/36	865,000	1,038,363
5% 7/15/38	1,035,000	1,236,649
5% 7/15/43	1,205,000	1,424,081
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	445,000	525,109
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	1,725,000	1,764,227
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	170,000	209,360
5% 7/1/27	170,000	207,706
5% 7/1/28	170,000	206,122
5% 7/1/34	635,000	752,208
5% 7/1/36	345,000	407,117
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 1993 A, 6% 6/1/22 (AMBAC Insured)	345,000	367,711
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/21	225,000	230,373
5% 10/1/22	240,000	253,082
5% 10/1/23	70,000	75,949
5% 10/1/24	200,000	222,902
5% 10/1/25	180,000	200,502
5% 10/1/27	85,000	94,034
Series 2016 A:
5% 10/1/28	260,000	298,496
5% 10/1/29	450,000	513,972
5% 10/1/31	785,000	890,504
5% 10/1/36	1,410,000	1,579,242
5% 10/1/40	690,000	768,653
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	2,190,000	2,424,440
(St. Lukes Hosp. & Health Ntw Proj.) Series 2016 A, 5% 8/15/36	130,000	152,714
Series 2016 A, 5% 8/15/46	5,165,000	5,958,447
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds Series 2011, 2.15%, tender 7/1/24 (a)(c)	3,185,000	3,358,583
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	600,000	701,298
Series 2017:
5% 5/1/35	215,000	260,193
5% 5/1/37	270,000	325,050
5% 5/1/41	1,220,000	1,456,765
Series 2016:
5% 5/1/28	85,000	101,778
5% 5/1/32	215,000	253,018
5% 5/1/33	295,000	345,949
Series 2018 A, 5% 2/15/48	325,000	398,980
Pennsylvania Hsg. Fin. Agcy. Series 2020 13 2A, 3.5% 4/1/51	510,000	555,946
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	170,000	203,590
5% 7/1/26	170,000	209,875
5% 7/1/27	140,000	177,160
Series 2017 B:
5% 7/1/22 (c)	380,000	405,217
5% 7/1/22	50,000	53,396
5% 7/1/23 (c)	260,000	288,228
5% 7/1/23	85,000	94,564
5% 7/1/25 (c)	600,000	713,556
5% 7/1/26 (c)	515,000	630,195
5% 7/1/27 (c)	430,000	537,960
5% 7/1/28 (c)	515,000	638,605
5% 7/1/29 (c)	385,000	473,843
5% 7/1/32 (c)	515,000	626,353
5% 7/1/33 (c)	385,000	466,435
5% 7/1/34 (c)	690,000	834,721
5% 7/1/37 (c)	775,000	931,744
5% 7/1/42 (c)	2,325,000	2,771,075
5% 7/1/47 (c)	3,270,000	3,866,546
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	1,360,000	1,512,211
Philadelphia School District:
Series 2016 D:
5% 9/1/25	1,515,000	1,805,062
5% 9/1/26	1,580,000	1,936,179
5% 9/1/27	1,670,000	2,046,468
5% 9/1/28	1,395,000	1,700,003
Series 2016 F:
5% 9/1/28	2,410,000	2,936,922
5% 9/1/29	1,565,000	1,897,578
Series 2018 A:
5% 9/1/36	325,000	402,418
5% 9/1/37	190,000	234,344
5% 9/1/38	300,000	368,901
Series 2018 B, 5% 9/1/43	440,000	536,818
Series 2019 A:
4% 9/1/35	1,310,000	1,540,481
5% 9/1/30	1,365,000	1,774,050
5% 9/1/31	1,085,000	1,398,511
5% 9/1/34	625,000	807,263
Series F, 5% 9/1/30	1,170,000	1,416,496
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A, 5% 10/1/34	3,590,000	4,582,815
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/38 (FSA Insured)	680,000	877,764
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
4% 6/1/44	475,000	561,635
4% 6/1/49	1,135,000	1,320,856
5% 6/1/44	830,000	1,056,681
5% 6/1/49	1,325,000	1,666,797
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	220,000	260,366
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	960,000	1,105,766
5% 8/1/48	4,165,000	4,771,049

TOTAL PENNSYLVANIA		103,058,332

Rhode Island - 0.6%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	135,000	149,332
5% 9/1/36	1,210,000	1,317,121
Series 2016:
5% 5/15/22	1,300,000	1,366,300
5% 5/15/39	1,085,000	1,222,057
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	405,000	449,939
Rhode Island Hsg. & Mtg. Fin. Corp. Rev. Series 72 A, 3.5% 10/1/50	745,000	830,452
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A:
3.5% 12/1/34 (c)	440,000	460,104
5% 12/1/24 (c)	765,000	890,575
5% 12/1/28 (c)	1,700,000	2,118,625

TOTAL RHODE ISLAND		8,804,505

South Carolina - 2.8%
Charleston County Arpt. District Series 2019, 5% 7/1/43	500,000	617,325
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	470,000	546,051
5% 12/1/26	240,000	277,675
5% 12/1/28	975,000	1,118,471
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	580,000	657,888
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/33	1,245,000	1,571,875
South Carolina Ports Auth. Ports Rev. Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	190,000	231,145
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	6,965,000	7,874,490
Series 2014 A:
5% 12/1/49	2,330,000	2,620,085
5.5% 12/1/54	2,700,000	3,102,462
Series 2014 C, 5% 12/1/46	810,000	927,118
Series 2015 A, 5% 12/1/50	1,075,000	1,241,614
Series 2015 C, 5% 12/1/22	1,455,000	1,581,629
Series 2015 E, 5.25% 12/1/55	1,290,000	1,525,064
Series 2016 A:
5% 12/1/29	515,000	628,439
5% 12/1/38	50,000	59,925
Series 2016 B:
5% 12/1/31	190,000	235,275
5% 12/1/41	2,600,000	3,144,232
Series A, 5% 12/1/23	1,305,000	1,475,864
Spartanburg County Reg'l. Health:
Series 2012 A, 5% 4/15/37	1,255,000	1,313,332
Series 2017 A:
4% 4/15/43	3,225,000	3,577,460
4% 4/15/48	2,250,000	2,466,428
5% 4/15/48	6,800,000	8,142,796

TOTAL SOUTH CAROLINA		44,936,643

South Dakota - 0.0%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/31	115,000	141,342
Series 2017:
5% 7/1/26	50,000	61,577
5% 7/1/28	50,000	62,497
5% 7/1/29	100,000	124,272

TOTAL SOUTH DAKOTA		389,688

Tennessee - 0.2%
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/23	170,000	187,211
5% 7/1/24	255,000	280,839
5% 7/1/25	255,000	281,081
Jackson Hosp. Rev. Series 2018 A, 5% 4/1/41	2,000,000	2,454,860
Metropolitan Nashville Arpt. Auth. Rev. Series 2015 B, 4% 7/1/25 (c)	440,000	504,077

TOTAL TENNESSEE		3,708,068

Texas - 8.0%
Argyle Independent School District Series 2004, 5.25% 8/15/40 (FSA Insured)	20,000	20,068
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45 (Build America Mutual Assurance Insured)	535,000	537,359
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (c)	170,000	197,171
5% 11/15/27 (c)	215,000	248,385
5% 11/15/28 (c)	260,000	299,198
5% 11/15/39 (c)	1,960,000	2,208,606
5% 11/15/44 (c)	4,795,000	5,366,900
Series 2017 B:
5% 11/15/28 (c)	170,000	207,330
5% 11/15/30 (c)	265,000	320,046
5% 11/15/32 (c)	210,000	251,696
5% 11/15/35 (c)	215,000	256,065
5% 11/15/36 (c)	360,000	427,738
5% 11/15/37 (c)	245,000	290,533
5% 11/15/41 (c)	980,000	1,153,470
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	500,000	497,745
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/28	225,000	265,709
5% 1/1/30	285,000	334,051
5% 1/1/31	80,000	93,727
5% 1/1/32	170,000	198,399
5% 1/1/40	1,000,000	1,148,780
5% 1/1/45	1,205,000	1,373,917
Series 2016:
5% 1/1/40	170,000	197,736
5% 1/1/46	120,000	138,218
Corpus Christi Util. Sys. Rev. Series 2012, 5% 7/15/23	275,000	294,272
Dallas Area Rapid Transit Sales Tax Rev. Series 2016 A, 5% 12/1/33	450,000	545,904
Dallas Wtrwks. & Swr. Sys. Rev. Series 2017, 5% 10/1/46	2,000,000	2,476,460
El Paso Independent School District Series 2020:
5% 8/15/25	750,000	912,030
5% 8/15/26	1,300,000	1,634,971
Grand Parkway Trans. Corp. Series 2018 A, 5% 10/1/38	550,000	696,641
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37 (Pre-Refunded to 11/15/22 @ 100)	940,000	1,023,585
Harris County Cultural Ed. Facilities Fin. Corp. Rev. (Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	230,000	274,972
Harris County Gen. Oblig. Series 2002:
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	515,000	503,485
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	860,000	801,769
Harris County Toll Road Rev. Series 2018 A, 5% 8/15/43	2,000,000	2,496,940
Houston Arpt. Sys. Rev.:
Series 2011 A:
5% 7/1/23 (Pre-Refunded to 7/1/21 @ 100) (c)	515,000	526,557
5% 7/1/24 (Pre-Refunded to 7/1/21 @ 100) (c)	215,000	219,825
5% 7/1/25 (Pre-Refunded to 7/1/21 @ 100) (c)	260,000	265,834
Series 2012 A, 5% 7/1/23 (Pre-Refunded to 7/1/22 @ 100) (c)	865,000	923,604
Series 2018 A, 5% 7/1/41 (c)	3,000,000	3,637,980
Series 2018 C:
5% 7/1/29 (c)	345,000	436,025
5% 7/1/30 (c)	365,000	457,998
5% 7/1/31 (c)	260,000	324,511
5% 7/1/32 (c)	300,000	372,156
Houston Gen. Oblig. Series 2017 A:
5% 3/1/29	655,000	825,824
5% 3/1/31	800,000	1,001,688
5% 3/1/32	340,000	424,136
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	515,000	593,007
Series 2016 B, 5% 11/15/33	480,000	589,781
Series 2020 C:
4% 11/15/43	3,500,000	4,304,930
4% 11/15/49	3,500,000	4,248,160
5% 11/15/45	3,500,000	4,622,765
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/28	80,000	96,850
5% 10/15/30	325,000	389,207
5% 10/15/32	170,000	202,147
5% 10/15/36	115,000	135,607
5% 10/15/37	195,000	229,511
5% 10/15/38	275,000	323,100
5% 10/15/44	270,000	313,851
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (c)	170,000	200,835
5% 11/1/27 (c)	370,000	435,016
5% 11/1/28 (c)	570,000	666,370
5% 11/1/29 (c)	345,000	401,577
5% 11/1/32 (c)	635,000	730,187
Series 2017:
5% 11/1/22 (c)	130,000	139,487
5% 11/1/23 (c)	190,000	211,396
5% 11/1/24 (c)	170,000	195,517
5% 11/1/25 (c)	170,000	201,979
5% 11/1/26 (c)	170,000	207,067
5% 11/1/27 (c)	170,000	205,668
5% 11/1/28 (c)	300,000	360,468
5% 11/1/29 (c)	215,000	256,581
5% 11/1/30 (c)	170,000	201,963
5% 11/1/31 (c)	385,000	455,644
5% 11/1/32 (c)	445,000	524,446
5% 11/1/33 (c)	170,000	199,762
5% 11/1/34 (c)	170,000	199,604
5% 11/1/36 (c)	170,000	198,713
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2020:
5% 5/15/25	1,000,000	1,198,350
5% 5/15/26	1,260,000	1,561,090
5% 5/15/27	1,500,000	1,910,145
Series 2015 D:
5% 5/15/28	380,000	452,105
5% 5/15/30	860,000	1,015,849
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	130,000	165,968
5% 8/15/29	345,000	436,218
5% 8/15/47	395,000	477,784
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	125,000	147,741
5% 4/1/30	590,000	687,551
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/31	170,000	203,890
5% 1/1/33	205,000	252,097
5% 1/1/34	260,000	318,856
5% 1/1/34	515,000	714,089
5% 1/1/35	380,000	465,523
5% 1/1/36	1,035,000	1,264,905
5% 1/1/37	1,375,000	1,674,544
5% 1/1/38	560,000	600,583
(Sub Lien Proj.) Series 2017 B:
5% 1/1/26	155,000	168,601
5% 1/1/30	75,000	89,631
5% 1/1/31	100,000	119,020
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	1,430,000	1,699,669
Series 2015 A, 5% 1/1/32	575,000	666,184
Series 2015 B, 5% 1/1/40	1,720,000	1,842,533
Series 2016 A, 5% 1/1/36	215,000	255,012
Series 2017 A, 5% 1/1/39	5,620,000	6,945,870
Series 2018:
4% 1/1/37	2,125,000	2,475,136
4% 1/1/38	4,365,000	5,072,785
San Antonio Independent School District Series 2016, 5% 8/15/31	745,000	921,073
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/29	75,000	95,354
5% 10/1/30	120,000	151,927
5% 10/1/31	110,000	138,743
5% 10/1/39	215,000	266,179
5% 10/1/40	170,000	209,678
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/43	690,000	756,695
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
4% 2/15/35	860,000	983,659
5% 2/15/25	145,000	171,697
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	1,109,129	1,180,357
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	1,185,000	1,354,609
Series A, 3.5% 3/1/51	1,135,000	1,286,863
Texas Gen. Oblig. Bonds Series 2019 C2, 1.85%, tender 8/1/22 (a)	300,000	300,246
Texas Private Activity Bond Surface Trans. Corp.:
(LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 6/30/36	710,000	844,069
4% 6/30/39	1,800,000	2,111,580
4% 6/30/40	1,500,000	1,753,560
Series 2013, 6.75% 6/30/43 (c)	2,580,000	2,946,515
Texas State Univ. Sys. Fing. Rev. Series 2017 A, 5% 3/15/31	560,000	705,034
Texas Wtr. Dev. Board Rev.:
Series 2018 A, 5% 10/15/43	2,000,000	2,545,400
Series 2020, 5% 8/1/30	1,000,000	1,391,970
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/32	1,065,000	1,283,826
5% 2/15/33	690,000	828,304
5% 2/15/34	860,000	1,030,108
5% 2/15/36	515,000	614,925
Univ. of North Texas Univ. Rev. Series 2017 A, 5% 4/15/32	360,000	444,838
Univ. of Texas Board of Regents Sys. Rev. Series 2020 C:
5% 8/15/28	4,000,000	5,309,840
5% 8/15/31	3,000,000	4,266,360
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	350,000	430,399
Weatherford Independent School District Series 2002, 0% 2/15/33	1,200,000	998,856

TOTAL TEXAS		127,355,603

Utah - 1.1%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/22 (c)	345,000	366,669
5% 7/1/24 (c)	300,000	343,545
5% 7/1/25 (c)	345,000	408,280
5% 7/1/27 (c)	730,000	907,573
5% 7/1/29 (c)	640,000	786,790
5% 7/1/30 (c)	475,000	581,248
5% 7/1/31 (c)	905,000	1,103,485
5% 7/1/33 (c)	690,000	834,527
5% 7/1/35 (c)	690,000	831,291
5% 7/1/36 (c)	930,000	1,117,535
5% 7/1/37 (c)	730,000	875,161
5% 7/1/42 (c)	4,220,000	5,035,346
Series 2018 A:
5% 7/1/33 (c)	1,655,000	2,038,844
5.25% 7/1/48 (c)	1,215,000	1,478,266
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) Series 2012 A, 5% 9/1/22	545,000	586,796

TOTAL UTAH		17,295,356

Vermont - 0.4%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Champlain College Proj.) Series 2016 A:
5% 10/15/41	790,000	843,388
5% 10/15/46	980,000	1,036,938
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2019 A:
5% 6/15/27 (c)	1,000,000	1,220,390
5% 6/15/29 (c)	1,700,000	2,114,137
Series 2020 A, 5% 6/15/28 (c)	1,000,000	1,232,460

TOTAL VERMONT		6,447,313

Virginia - 0.4%
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/25	805,000	920,872
5% 6/15/30	215,000	242,320
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	110,000	118,906
Series 2016:
4% 6/15/37	125,000	138,013
5% 6/15/27	260,000	314,509
5% 6/15/30	110,000	131,189
5% 6/15/33	75,000	88,555
5% 6/15/34	140,000	165,004
5% 6/15/35	380,000	447,180
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A:
5% 1/1/35	170,000	194,047
5% 1/1/40	385,000	436,413
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/32	150,000	191,162
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012:
5% 7/1/34 (c)	1,035,000	1,074,796
5% 1/1/40 (c)	205,000	212,821
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	430,000	507,198
5% 1/1/34	260,000	303,914
5% 1/1/35	260,000	303,641
5% 1/1/44	170,000	195,512
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (a)	820,000	839,188

TOTAL VIRGINIA		6,825,240

Washington - 1.4%
Port of Seattle Rev.:
Series 2016 B:
5% 10/1/28 (c)	600,000	716,910
5% 10/1/30 (c)	345,000	408,942
Series 2019 A, 4% 4/1/44 (c)	625,000	700,900
Series 2019, 5% 4/1/44 (c)	1,500,000	1,831,470
Port of Seattle Spl. Facility Rev. Series 2013:
5% 6/1/21 (c)	230,000	234,330
5% 6/1/22 (c)	170,000	181,023
5% 6/1/24 (c)	270,000	297,394
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B:
5% 12/1/25	965,000	1,034,847
5% 12/1/27	710,000	757,677
Washington Gen. Oblig.:
Series 2015 C:
5% 2/1/33	580,000	683,495
5% 2/1/34	715,000	841,004
Series 2017 D, 5% 2/1/33	610,000	767,807
Series 2018 C, 5% 8/1/30	1,150,000	1,473,990
Series R-2017 A, 5% 8/1/30	350,000	434,637
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	140,000	166,701
5% 7/1/27	265,000	332,291
5% 7/1/28	325,000	409,770
5% 7/1/29	125,000	156,634
5% 7/1/30	150,000	187,034
5% 7/1/31	180,000	223,585
5% 7/1/32	345,000	426,596
5% 7/1/33	490,000	603,391
5% 7/1/34	115,000	141,305
5% 7/1/42	1,650,000	1,990,643
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/25	885,000	957,517
Series 2015:
5% 1/1/25	345,000	405,789
5% 1/1/27	400,000	476,280
Series 2017, 4% 8/15/42	2,055,000	2,188,349
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/27	370,000	423,994
5% 10/1/28	380,000	432,527
5% 10/1/35	390,000	432,350
5% 10/1/36	590,000	653,543
5% 10/1/40	580,000	637,089

TOTAL WASHINGTON		21,609,814

West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A:
5% 1/1/31	280,000	350,073
5% 1/1/32	230,000	285,908

TOTAL WEST VIRGINIA		635,981

Wisconsin - 1.4%
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (d)	145,000	155,723
5% 5/15/28 (d)	230,000	249,642
5.25% 5/15/37 (d)	70,000	75,375
5.25% 5/15/42 (d)	85,000	91,029
5.25% 5/15/47 (d)	85,000	90,675
5.25% 5/15/52 (d)	160,000	170,350
Pub. Fin. Auth. Edl. Facilities:
Series 2016:
5% 1/1/37	1,110,000	1,103,951
5% 1/1/42	890,000	861,894
Series 2018 A:
5.25% 10/1/43	1,595,000	1,750,911
5.25% 10/1/48	1,595,000	1,739,587
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	1,450,000	1,769,073
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	150,000	161,019
5% 10/1/48 (d)	180,000	192,362
5% 10/1/53 (d)	310,000	330,228
Roseman Univ. of Health (Roseman Univ. of Health Sciences Proj.) Series 2020, 5% 4/1/40 (d)	325,000	368,950
Wisconsin Health & Edl. Facilities:
(Ascension Health Cr. Group Proj.) Series 2016 A, 5% 11/15/36	860,000	1,042,053
Series 2014:
4% 5/1/33	605,000	642,462
5% 5/1/22	135,000	142,349
Series 2016 A:
5% 2/15/28	410,000	486,490
5% 2/15/29	530,000	625,962
5% 2/15/30	585,000	687,855
Series 2017 A:
5% 9/1/29	1,000,000	1,191,590
5% 9/1/31	170,000	200,614
5% 9/1/33	295,000	344,309
5% 9/1/35	325,000	376,769
Series 2018, 5% 4/1/34	2,000,000	2,529,520
Series 2019 A:
2.25% 11/1/26	305,000	304,997
5% 11/1/26	355,000	388,682
5% 11/1/46	1,015,000	1,068,166
Series 2019 B1, 2.825% 11/1/28	345,000	345,928
Series 2019 B2, 2.55% 11/1/27	220,000	220,299
Series 2019:
5% 10/1/30	405,000	531,170
5% 10/1/32	850,000	1,103,062
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012:
4% 10/1/23	430,000	455,138
5% 6/1/27	385,000	405,186

TOTAL WISCONSIN		22,203,370

TOTAL MUNICIPAL BONDS
(Cost $1,407,249,006)		1,513,047,607

Municipal Notes - 0.1%
New York - 0.1%
New York Metropolitan Trans. Auth. Rev. BAN Series 2019 B, 5% 5/15/22
(Cost $1,025,297)	1,000,000	1,039,540
	Shares	Value

Money Market Funds - 3.8%
Fidelity Municipal Cash Central Fund .13% (g)(h)
(Cost $60,566,003)	60,559,944	60,565,934
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $1,468,840,306)		1,574,653,081
NET OTHER ASSETS (LIABILITIES) - 0.7%		11,399,199
NET ASSETS - 100%		$1,586,052,280

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,801,667 or 0.7% of net assets.

 (e) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$169,605
Total	$169,605

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$1,514,087,147	$--	$1,514,087,147	$--
Money Market Funds	60,565,934	60,565,934	--	--
Total Investments in Securities:	$1,574,653,081	$60,565,934	$1,514,087,147	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	21.6%
Transportation	21.6%
General Obligations	19.9%
Education	10.4%
Electric Utilities	5.3%
Special Tax	5.1%
Others* (Individually Less Than 5%)	16.1%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,408,274,303)	$1,514,087,147
Fidelity Central Funds (cost $60,566,003)	60,565,934
Total Investment in Securities (cost $1,468,840,306)		$1,574,653,081
Cash		75,014
Receivable for investments sold		1,324
Receivable for fund shares sold		2,824,334
Interest receivable		17,075,034
Distributions receivable from Fidelity Central Funds		4,866
Prepaid expenses		1,527
Receivable from investment adviser for expense reductions		1,459
Other receivables		4,624
Total assets		1,594,641,263
Liabilities
Payable for investments purchased on a delayed delivery basis	$4,697,338
Payable for fund shares redeemed	310,503
Distributions payable	3,041,332
Accrued management fee	449,822
Other payables and accrued expenses	89,988
Total liabilities		8,588,983
Net Assets		$1,586,052,280
Net Assets consist of:
Paid in capital		$1,480,169,389
Total accumulated earnings (loss)		105,882,891
Net Assets		$1,586,052,280
Net Asset Value, offering price and redemption price per share ($1,586,052,280 ÷ 146,193,180 shares)		$10.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$39,534,123
Income from Fidelity Central Funds		168,911
Total income		39,703,034
Expenses
Management fee	$4,877,471
Custodian fees and expenses	15,717
Independent trustees' fees and expenses	4,439
Registration fees	142,948
Audit	65,376
Legal	1,874
Miscellaneous	8,237
Total expenses before reductions	5,116,062
Expense reductions	(111,818)
Total expenses after reductions		5,004,244
Net investment income (loss)		34,698,790
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,456,834
Capital gain distributions from Fidelity Central Funds	694
Total net realized gain (loss)		5,457,528
Change in net unrealized appreciation (depreciation) on investment securities		26,177,645
Net gain (loss)		31,635,173
Net increase (decrease) in net assets resulting from operations		$66,333,963

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$34,698,790	$34,274,258
Net realized gain (loss)	5,457,528	8,577,828
Change in net unrealized appreciation (depreciation)	26,177,645	57,075,708
Net increase (decrease) in net assets resulting from operations	66,333,963	99,927,794
Distributions to shareholders	(39,065,679)	(41,542,222)
Share transactions
Proceeds from sales of shares	1,032,251,933	356,747,223
Reinvestment of distributions	9,223,573	35,059,787
Cost of shares redeemed	(741,424,799)	(299,952,254)
Net increase (decrease) in net assets resulting from share transactions	300,050,707	91,854,756
Total increase (decrease) in net assets	327,318,991	150,240,328
Net Assets
Beginning of period	1,258,733,289	1,108,492,961
End of period	$1,586,052,280	$1,258,733,289
Other Information
Shares
Sold	97,905,584	33,890,240
Issued in reinvestment of distributions	867,075	3,301,207
Redeemed	(70,190,690)	(28,244,430)
Net increase (decrease)	28,581,969	8,947,017

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Municipal Income Fund

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.70	$10.20	$10.00
Income from Investment Operations
Net investment income (loss)B	.265	.296	.074
Net realized and unrealized gain (loss)	.183	.564	.193
Total from investment operations	.448	.860	.267
Distributions from net investment income	(.266)	(.296)	(.066)
Distributions from net realized gain	(.032)	(.064)	(.001)
Total distributions	(.298)	(.360)	(.067)
Net asset value, end of period	$10.85	$10.70	$10.20
Total ReturnC,D	4.27%	8.51%	2.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	.37%	.44%	.59%G,H
Expenses net of fee waivers, if any	.36%	.36%	.36%G
Expenses net of all reductions	.36%	.36%	.36%G
Net investment income (loss)	2.49%	2.80%	2.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,586,052	$1,258,733	$1,108,493
Portfolio turnover rateI	17%	21%	7%J,K

 A For the period October 2, 2018 (commencement of operations) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity SAI Municipal Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$107,420,833
Gross unrealized depreciation	(1,528,815)
Net unrealized appreciation (depreciation)	$105,892,018
Tax Cost	$1,468,761,063

The Fund intends to elect to defer to its next fiscal year $3,776 of capital losses recognized during the period November 1, 2020 to December 31, 2020.

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$105,892,018

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Tax-exempt Income	$34,666,467	$34,235,313
Ordinary Income	–	6,507,651
Long-term Capital Gains	4,399,212	799,258
Total	$39,065,679	$ 41,542,222

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Municipal Income Fund	493,566,624	233,647,969

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity SAI Municipal Income Fund	$3,110

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .36% of average net assets. This reimbursement will remain in place through April 30, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $96,466.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $12,263.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $3,089.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Municipal Income Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2020 and for the period October 2, 2018 (commencement of operations) to December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the two years in the period ended December 31, 2020 and for the period October 2, 2018 (commencement of operations) to December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity SAI Municipal Income Fund	.36%
Actual		$1,000.00	$1,041.50	$1.85
Hypothetical-C		$1,000.00	$1,023.33	$1.83

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $ 5,463,529, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2020, 100% of the fund's income dividends was free from federal income tax, and 18.07% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in March 2020 and June 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and an appropriate benchmark index for the most recent one-year period. Due to the characteristics of the fund, no peer group performance information was considered by the Board. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity SAI Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2019.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.36% through April 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

The Board annually engages one of the auditors to Fidelity and certain Fidelity funds as part of the Board's assessment of Fidelity's profitability analysis. This engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering the auditor's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SIM-ANN-0221
1.9887613.102

Fidelity® International Bond Index Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Life of fundA
Fidelity® International Bond Index Fund	4.33%	2.56%

 A From October 10, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Bond Index Fund on October 10, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Diversified Index (USD Hedged) performed over the same period.

Period Ending Values
$10,315	Fidelity® International Bond Index Fund
$10,351	Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Diversified Index (USD Hedged)

Management's Discussion of Fund Performance

Market Recap:  Global investment-grade bonds performed well in 2020, led by corporate bonds early and late in the year, and by U.S. Treasuries and other high-quality sovereign debt in March. The Bloomberg Barclays Global Aggregate Credit Index (Hedged) returned 7.78% for the year. Corporate bonds advanced early on, then sold off in February and March, as central banks cut rates and increased asset purchase amid the market shock of the outbreak and spread of COVID-19. At this time, spreads widened as investor looked for relatively safer assets, especially U.S. Treasury bonds, as the coronavirus pandemic and efforts to contain it threatened global economic growth and corporate earnings. This led to pockets of market illiquidity during this time frame. Aggressive intervention by the U.S. Federal Reserve and the European Central Bank boosted liquidity and led to a broad rally for risk assets from April through July. Spreads widened moderately in August and September, amid healthy issuance of new corporate bonds, then narrowed in the fourth quarter with positive news regarding vaccines. Within the index, the U.S., Canada, the United Kingdom and much of Europe each produced a gain. Overall, banks took a lesser hit than market segments that faced direct economic impacts due to the virus, such as travel.

Comments from Co-Portfolio Managers Brandon Bettencourt, Michael Foggin, Andrew Lewis and Richard Munclinger:  For 2020, the fund gained 4.43% nearly in line, net of fees, with the 4.36% advance of the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Diversified Index (USD Hedged), which is a multicurrency benchmark that includes fixed-rate sovereign, government-related, corporate and securitized bonds from developed and emerging-markets issuers, not including U.S. dollar-denominated debt. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 11,600) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining an “optimal” subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, interest rate sensitivity, security structure and credit quality. Although most major categories in index generated a modestly positive return in 2020, international bond markets exhibited volatility as investors weighed the impact of the COVID-19 pandemic.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger will assume co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2020
Japan	15.2%
Korea (South)	11.8%
France	8.8%
Canada	6.9%
Italy	6.5%
United Kingdom	6.1%
Spain	6.0%
Germany	4.6%
Netherlands	4.3%
Other*	29.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and include the effect of futures contracts, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2020
AAA	12.7%
AA	14.1%
A	22.1%
BBB	17.0%
BB and Below	0.6%
Not Rated	32.0%
Short-Term Investments and Net Other Assets	1.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Corporate Bonds	27.5%
Government Obligations	66.9%
Supranational Obligations	4.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign Currency Contracts - (98.5)%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 27.5%
		Principal Amount(a)	Value
Australia - 1.0%
New South Wales Treasury Corp.:
1% 2/8/24	AUD	$341,000	$269,374
1.25% 3/20/25	AUD	803,000	642,398
Treasury Corp. of Victoria 2.25% 10/29/21	AUD	530,000	415,860
Western Australia Treasury Corp.:
2.5% 7/23/24	AUD	265,000	220,679
3% 10/21/26	AUD	401,000	352,329

TOTAL AUSTRALIA			1,900,640

Austria - 0.1%
Autobahn Schnell AG 0.625% 9/15/22 (Reg. S)	EUR	130,000	161,956
OMV AG 2.375% 4/9/32 (Reg. S)	EUR	76,000	112,439

TOTAL AUSTRIA			274,395

Belgium - 0.4%
Anheuser-Busch InBev SA NV:
1.5% 4/18/30 (Reg. S)	EUR	49,000	66,850
2% 3/17/28 (Reg. S)	EUR	32,000	44,347
2.25% 5/24/29 (Reg. S)	GBP	53,000	80,020
3.7% 4/2/40 (Reg. S)	EUR	131,000	225,961
Belfius Bank SA/NV 0% 8/28/26 (Reg. S)	EUR	100,000	122,188
KBC Groep NV 0.5% 12/3/29 (b)	EUR	100,000	121,375

TOTAL BELGIUM			660,741

Canada - 2.4%
407 International, Inc. 2.84% 3/7/50	CAD	73,000	59,624
Bank of Montreal 3.19% 3/1/28	CAD	65,000	58,229
Bank of Nova Scotia:
0.25% 1/11/24 (Reg. S)	EUR	797,000	993,878
1.375% 12/5/23 (Reg. S)	GBP	134,000	187,787
3.1% 2/2/28	CAD	85,000	75,506
Bell Canada:
3% 10/3/22	CAD	100,000	81,749
4.45% 2/27/47	CAD	40,000	37,988
Canada Housing Trust No. 1 1.75% 6/15/30 (c)	CAD	130,000	108,846
Canadian Imperial Bank of Commerce 2.43% 6/9/23	CAD	91,000	74,542
Enbridge Gas, Inc. 3.65% 4/1/50	CAD	54,000	52,031
Hydro One, Inc. 3.02% 4/5/29	CAD	30,000	26,618
Hydro-Quebec 5% 2/15/50	CAD	50,000	64,554
Pembina Pipeline Corp. 3.62% 4/3/29	CAD	80,000	69,360
Royal Bank of Canada:
0.25% 1/29/24 (Reg. S)	EUR	779,000	971,974
0.625% 9/10/25 (Reg. S)	EUR	756,000	968,355
2.609% 11/1/24	CAD	102,000	85,375
TELUS Corp. 3.95% 2/16/50	CAD	33,000	28,834
The Toronto-Dominion Bank:
0.375% 1/12/21 (Reg. S)	EUR	190,000	232,159
1.943% 3/13/25	CAD	252,000	206,114
2.496% 12/2/24	CAD	60,000	50,092
TransCanada PipeLines Ltd.:
3% 9/18/29	CAD	30,000	25,378
4.18% 7/3/48	CAD	33,000	28,997

TOTAL CANADA			4,487,990

Denmark - 0.3%
KommuneKredit 0% 9/8/22 (Reg. S)	EUR	406,000	500,330
Finland - 0.2%
Nordea Mortgage Bank PLC 1% 11/5/24 (Reg. S)	EUR	180,000	233,020
OP Mortgage Bank PLC 1% 11/28/24 (Reg. S)	EUR	170,000	220,085

TOTAL FINLAND			453,105

France - 3.8%
Aeroports de Paris SA 2.125% 10/2/26 (Reg. S)	EUR	500,000	682,420
AXA SA 3.375% 7/6/47 (Reg. S) (b)	EUR	100,000	141,238
Banque Federative du Credit Mutuel SA:
0.375% 1/13/22 (Reg. S)	EUR	400,000	492,545
1.25% 5/26/27 (Reg. S)	EUR	100,000	132,065
BNP Paribas SA 3.375% 1/23/26 (Reg. S)	GBP	550,000	846,724
BPCE SA 0.25% 1/15/26 (Reg. S)	EUR	100,000	123,885
Caisse d'Amort de la Dette Sociale:
0% 2/25/28 (Reg. S)	EUR	200,000	250,785
0.125% 10/25/23 (Reg. S)	EUR	100,000	124,503
Credit Agricole SA 2.625% 3/17/27 (Reg. S)	EUR	107,000	146,646
Dexia Credit Local SA:
0.625% 2/3/24 (Reg. S)	EUR	100,000	126,243
0.625% 1/17/26 (Reg. S)	EUR	500,000	639,140
0.75% 1/25/23 (Reg. S)	EUR	100,000	125,274
EDF SA 2% 12/9/49 (Reg. S)	EUR	200,000	284,285
La Poste 1.375% 4/21/32 (Reg. S)	EUR	400,000	540,834
Oseo SA:
0.125% 11/25/23 (Reg. S)	EUR	100,000	124,299
0.125% 3/25/25 (Reg. S)	EUR	200,000	249,572
0.25% 3/29/30 (Reg. S)	EUR	100,000	126,563
0.625% 5/25/26 (Reg. S)	EUR	200,000	257,429
RCI Banque SA:
0.75% 4/10/23 (Reg. S)	EUR	41,000	50,630
1.625% 5/26/26 (Reg. S)	EUR	37,000	47,351
RTE EdF Transport SA 0% 9/9/27 (Reg. S)	EUR	100,000	122,486
Societe du Grand Paris EPIC 1.7% 5/25/50 (Reg. S)	EUR	100,000	161,766
Societe Generale SFH 0.25% 9/11/23 (Reg. S)	EUR	100,000	124,661
Societe Nationale des Chemins de Fer Francais 0.625% 4/17/30 (Reg. S)	EUR	300,000	387,295
UNEDIC:
0.875% 5/25/28 (Reg. S)	EUR	400,000	532,505
1.25% 10/21/27 (Reg. S)	EUR	100,000	135,732

TOTAL FRANCE			6,976,876

Germany - 3.5%
Bayer AG 1.375% 7/6/32 (Reg. S)	EUR	300,000	390,731
Bremen Freie Hansestadt 0.4% 8/20/49 (Reg. S)	EUR	29,000	37,422
Commerzbank AG:
0.01% 3/11/30	EUR	53,000	66,410
0.5% 12/4/26 (Reg. S)	EUR	58,000	72,289
1.25% 1/9/34	EUR	58,000	83,317
Daimler AG:
0.375% 11/8/26 (Reg. S)	EUR	23,000	28,398
1.125% 8/8/34 (Reg. S)	EUR	27,000	35,042
1.5% 7/3/29 (Reg. S)	EUR	44,000	59,177
2.625% 4/7/25 (Reg. S)	EUR	472,000	638,575
Deutsche Bahn Finance BV 1.375% 7/7/25 (Reg. S)	GBP	28,000	40,062
Deutsche Bank AG:
1.625% 1/20/27 (Reg. S)	EUR	300,000	382,344
2.625% 12/16/24 (Reg. S)	GBP	200,000	288,117
Deutsche Telekom AG 3.125% 2/6/34 (Reg. S)	GBP	60,000	100,108
E.ON AG 0.25% 10/24/26 (Reg. S)	EUR	69,000	85,774
KfW:
0% 9/30/26 (Reg. S)	EUR	70,000	88,305
0.01% 5/5/27 (Reg. S)	EUR	38,000	48,029
0.05% 9/29/34 (Reg. S)	EUR	86,000	108,366
0.875% 9/15/26 (Reg. S)	GBP	43,000	61,204
1.125% 12/7/21 (Reg. S)	GBP	145,000	200,422
1.25% 8/28/23	NOK	380,000	45,016
1.375% 12/9/24 (Reg. S)	GBP	151,000	216,811
1.375% 2/2/28	SEK	310,000	40,114
1.5% 7/24/24	AUD	82,000	65,762
2.9% 6/6/22	AUD	364,000	291,575
3.2% 9/11/26	AUD	118,000	103,929
Land Niedersachsen 1.125% 9/12/33 (Reg. S)	EUR	70,000	99,293
Land Nordrhein-Westfalen:
0% 1/14/22 (Reg. S)	EUR	1,344,000	1,651,557
0.5% 11/25/39 (Reg. S)	EUR	72,000	95,697
0.625% 7/21/31 (Reg. S)	EUR	24,000	32,011
0.8% 7/30/49 (Reg. S)	EUR	104,000	149,062
Landwirtschaftliche Rentenbank:
0.05% 12/18/29 (Reg. S)	EUR	42,000	53,304
0.875% 12/15/26 (Reg. S)	GBP	19,000	26,983
2.6% 3/23/27 (Reg. S)	AUD	60,000	51,369
NRW.BANK 1% 6/15/22 (Reg. S)	GBP	300,000	415,731
UniCredit Bank AG:
0.25% 1/15/32 (Reg. S)	EUR	39,000	49,940
0.85% 5/22/34 (Reg. S)	EUR	102,000	140,272
Volkswagen Financial Services AG:
1.5% 10/1/24 (Reg. S)	EUR	36,000	46,071
2.5% 4/6/23	EUR	35,000	45,082
3.375% 4/6/28 (Reg. S)	EUR	32,000	46,812

TOTAL GERMANY			6,480,483

Ireland - 0.1%
GE Capital European Funding 4.625% 2/22/27	EUR	100,000	152,500
Italy - 0.8%
Assicurazioni Generali SpA 5.5% 10/27/47 (Reg. S) (b)	EUR	100,000	150,293
Intesa Sanpaolo SpA:
0.875% 6/27/22 (Reg. S)	EUR	100,000	123,987
2.125% 5/26/25 (Reg. S)	EUR	323,000	426,458
Snam Rete Gas SpA 0% 5/12/24 (Reg. S)	EUR	110,000	135,340
UniCredit SpA 2.2% 7/22/27 (Reg. S) (b)	EUR	490,000	635,015

TOTAL ITALY			1,471,093

Japan - 0.1%
Takeda Pharmaceutical Co. Ltd. 2% 7/9/40	EUR	157,000	217,730
Luxembourg - 0.9%
CK Hutchison Group Telecom Finance SA 0.375% 10/17/23 (Reg. S)	EUR	887,000	1,093,176
DH Europe Finance II SARL 1.35% 9/18/39	EUR	192,000	251,885
European Financial Stability Facility 2.25% 9/5/22 (Reg. S)	EUR	190,000	243,614
Medtronic Global Holdings SCA 0.25% 7/2/25	EUR	100,000	123,962
Nestle Finance International Ltd. 1.25% 11/2/29 (Reg. S)	EUR	30,000	40,991

TOTAL LUXEMBOURG			1,753,628

Mexico - 0.4%
America Movil S.A.B. de CV:
0.75% 6/26/27	EUR	100,000	125,432
1.5% 3/10/24	EUR	100,000	127,891
2.125% 3/10/28	EUR	200,000	276,169
Petroleos Mexicanos 4.75% 2/26/29 (Reg. S)	EUR	100,000	122,852

TOTAL MEXICO			652,344

Multi-National - 0.1%
EUROFIMA 0.15% 10/10/34 (Reg. S)	EUR	191,000	235,252
Netherlands - 2.9%
ABN AMRO Bank NV:
0.375% 1/14/35 (Reg. S)	EUR	200,000	260,510
1.375% 1/12/37 (Reg. S)	EUR	200,000	299,915
Airbus Group NV 2.375% 6/9/40 (Reg. S)	EUR	166,000	240,812
Bank Nederlandse Gemeenten NV:
1% 6/17/22 (Reg. S)	GBP	262,000	363,262
1.25% 12/15/21	GBP	694,000	960,139
2.25% 8/30/22	EUR	140,000	178,973
3.3% 7/17/28 (Reg. S)	AUD	97,000	86,935
BAT Netherlands Finance BV 3.125% 4/7/28 (Reg. S)	EUR	100,000	142,351
BMV Finance NV:
0.125% 7/13/22 (Reg. S)	EUR	457,000	561,203
0.625% 10/6/23 (Reg. S)	EUR	32,000	39,910
1.5% 2/6/29 (Reg. S)	EUR	86,000	116,989
Daimler International Finance BV 1.375% 6/26/26 (Reg. S)	EUR	44,000	57,338
E.ON International Finance BV 1.5% 7/31/29 (Reg. S)	EUR	34,000	46,121
ENEL Finance International NV 0.375% 6/17/27 (Reg. S)	EUR	100,000	124,435
ING Groep NV:
2.125% 5/26/31 (Reg. S) (b)	EUR	400,000	521,785
3% 2/18/26 (Reg. S)	GBP	100,000	151,753
JAB Holdings BV 2.5% 6/25/29	EUR	100,000	139,822
Nederlandse Waterschapsbank NV 3.3% 5/2/29 (Reg. S)	AUD	40,000	35,998
Rabobank Nederland 1.25% 3/23/26 (Reg. S)	EUR	79,000	103,236
Schlumberger Finance BV 2% 5/6/32 (Reg. S)	EUR	230,000	328,055
Siemens Financieringsmaatschappij NV:
0.125% 9/5/29 (Reg. S)	EUR	24,000	29,817
1.75% 2/28/39 (Reg. S)	EUR	23,000	35,010
Volkswagen Financial Services AG 2.25% 4/12/25 (Reg. S)	GBP	26,000	37,566
Volkswagen International Finance NV:
1.125% 10/2/23 (Reg. S)	EUR	100,000	126,006
1.625% 1/16/30 (Reg. S)	EUR	45,000	60,271
4.125% 11/16/38 (Reg. S)	EUR	200,000	349,494

TOTAL NETHERLANDS			5,397,706

Norway - 1.3%
DNB Naeringskreditt A/S 0.375% 11/14/23 (Reg. S)	EUR	850,000	1,063,702
Eika BoligKreditt A/S 0.625% 10/28/21 (Reg. S)	EUR	135,000	166,473
Equinor ASA 1.375% 5/22/32 (Reg. S)	EUR	241,000	328,476
Kommunalbanken A/S 1.5% 12/15/23 (Reg. S)	GBP	100,000	142,208
Telenor ASA:
0% 9/25/23 (Reg. S)	EUR	253,000	310,879
0.75% 5/31/26 (Reg. S)	EUR	100,000	127,556
1.125% 5/31/29 (Reg. S)	EUR	157,000	208,177

TOTAL NORWAY			2,347,471

Spain - 2.2%
Abertis Infraestructuras SA 2.375% 9/27/27 (Reg. S)	EUR	400,000	540,519
Banco Bilbao Vizcaya Argentaria SA 2.575% 2/22/29 (Reg. S) (b)	EUR	100,000	128,620
Banco Santander SA:
1.375% 2/9/22 (Reg. S)	EUR	1,300,000	1,616,652
1.375% 1/5/26 (Reg. S)	EUR	100,000	129,461
3.125% 1/19/27 (Reg. S)	EUR	100,000	139,477
CaixaBank SA 2.375% 2/1/24 (Reg. S)	EUR	800,000	1,045,764
Comunidad de Madrid 1.571% 4/30/29 (Reg. S)	EUR	316,000	433,928

TOTAL SPAIN			4,034,421

Sweden - 0.9%
Lansforsakringar Hypotek AB:
1.25% 9/17/25	SEK	400,000	51,176
1.5% 9/16/26 (Reg. S)	SEK	5,600,000	731,263
Nordea Hypotek AB 1% 9/17/25	SEK	1,700,000	215,080
Skandinaviska Enskilda Banken AB 0.75% 11/15/27 (Reg. S)	EUR	100,000	131,441
Stadshypotek AB 1.5% 3/1/24 (Reg. S)	SEK	1,000,000	127,183
Swedbank Hypotek AB:
0.45% 8/23/23 (Reg. S)	EUR	190,000	237,931
1% 9/18/24 (Reg. S)	SEK	800,000	100,623

TOTAL SWEDEN			1,594,697

Switzerland - 1.1%
Credit Suisse Group AG:
0.65% 1/14/28 (Reg. S) (b)	EUR	100,000	124,891
1.25% 7/17/25 (Reg. S) (b)	EUR	100,000	127,093
3.25% 4/2/26 (Reg. S) (b)	EUR	505,000	697,196
Pfandbrief Schweiz Hypo 0% 7/29/24 (Reg. S)	CHF	40,000	46,005
Pfandbriefbank Schweizerischer Hypothekarinstitute AG:
0.1% 12/3/31 (Reg. S)	CHF	195,000	225,727
0.5% 11/24/28 (Reg. S)	CHF	40,000	48,035
UBS Group AG 0.25% 1/29/26 (Reg. S) (b)	EUR	669,000	823,160

TOTAL SWITZERLAND			2,092,107

United Kingdom - 2.7%
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	335,000	418,153
3.375% 4/2/25 (Reg. S) (b)	EUR	701,000	944,155
BP Capital Markets PLC 1.637% 6/26/29 (Reg. S)	EUR	100,000	135,492
HSBC Holdings PLC:
1.5% 12/4/24 (Reg. S) (b)	EUR	930,000	1,190,028
3% 7/22/28 (b)	GBP	110,000	167,950
LCR Finance PLC 5.1% 3/7/51	GBP	20,000	56,511
Lloyds Bank PLC 0.125% 9/23/29 (Reg. S)	EUR	100,000	125,179
Lloyds Banking Group PLC:
0.5% 11/12/25 (Reg. S) (b)	EUR	130,000	160,592
0.625% 1/15/24 (b)	EUR	100,000	123,459
2.25% 10/16/24	GBP	100,000	143,398
3.5% 4/1/26 (Reg. S) (b)	EUR	404,000	560,872
Royal Bank of Scotland Group PLC:
3 month EURIBOR + 1.080% 1.75% 3/2/26 (Reg. S) (b)(d)	EUR	110,000	142,473
3.622% 8/14/30 (Reg. S) (b)	GBP	411,000	604,386
Standard Chartered PLC 0.85% 1/27/28 (Reg. S) (b)	EUR	107,000	135,001

TOTAL UNITED KINGDOM			4,907,649

United States of America - 2.3%
Altria Group, Inc. 2.2% 6/15/27	EUR	398,000	530,231
AT&T, Inc.:
0.25% 3/4/26	EUR	100,000	123,084
2.9% 12/4/26	GBP	226,000	342,604
Citigroup, Inc. 2.75% 1/24/24	GBP	204,000	297,044
Fidelity National Information Services, Inc. 1.5% 5/21/27	EUR	417,000	549,038
Ford Motor Credit Co. LLC 2.33% 11/25/25	EUR	100,000	123,857
General Electric Co.:
0.875% 5/17/25	EUR	110,000	138,266
2.125% 5/17/37	EUR	110,000	143,446
Goldman Sachs Group, Inc.:
2% 11/1/28 (Reg. S)	EUR	51,000	70,576
3.125% 7/25/29 (Reg. S)	GBP	27,000	43,180
3.375% 3/27/25 (Reg. S)	EUR	488,000	678,704
IBM Corp. 0.5% 9/7/21	EUR	140,000	172,023
Philip Morris International, Inc. 1.45% 8/1/39	EUR	100,000	124,379
Procter & Gamble Co. 1.8% 5/3/29	GBP	226,000	342,360
Thermo Fisher Scientific, Inc.:
0.125% 3/1/25	EUR	100,000	122,981
1.875% 10/1/49	EUR	106,000	149,528
Verizon Communications, Inc. 3.375% 10/27/36	GBP	100,000	174,727
Wells Fargo & Co. 2.125% 9/24/31 (Reg. S)	GBP	110,000	162,897

TOTAL UNITED STATES OF AMERICA			4,288,925

TOTAL NONCONVERTIBLE BONDS
(Cost $47,262,896)			50,880,083

Government Obligations - 66.9%
Australia - 1.0%
Australian Commonwealth:
0.25% 11/21/24 (Reg. S)	AUD	57,000	44,058
0.25% 11/21/25 (Reg. S)	AUD	682,000	523,755
1.25% 5/21/32	AUD	140,000	109,822
1.75% 6/21/51 (Reg. S)	AUD	718,000	526,730
3% 3/21/47	AUD	122,000	115,840
3.25% 4/21/25 (Reg. S)	AUD	56,000	48,708
Queensland Treasury Corp.:
1.75% 8/21/31 (Reg. S) (c)	AUD	298,000	240,323
3.25% 7/21/28 (Reg. S) (c)	AUD	154,000	139,553
3.5% 8/21/30 (Reg. S) (c)	AUD	58,000	54,366

TOTAL AUSTRALIA			1,803,155

Austria - 1.2%
Austrian Republic:
0% 9/20/22 (Reg. S) (c)	EUR	41,000	50,674
0% 7/15/24 (Reg. S) (c)	EUR	179,000	223,996
0% 2/20/30 (Reg. S) (c)	EUR	162,000	205,708
0.5% 2/20/29 (Reg. S) (c)	EUR	677,000	896,173
0.75% 10/20/26 (Reg. S) (c)	EUR	70,000	92,512
0.75% 2/20/28 (Reg. S) (c)	EUR	65,000	86,998
0.75% 3/20/51 (Reg. S) (c)	EUR	246,000	359,030
1.2% 10/20/25 (Reg. S) (c)	EUR	77,000	102,729
2.4% 5/23/34(Reg. S) (c)	EUR	40,000	66,600
3.15% 6/20/44(Reg. S) (c)	EUR	10,000	21,385
4.15% 3/15/37 (c)	EUR	20,000	41,789

TOTAL AUSTRIA			2,147,594

Belgium - 1.8%
Belgian Kingdom:
0.1% 6/22/30 (Reg. S)	EUR	175,000	223,835
0.2% 10/22/23 (Reg. S) (c)	EUR	109,000	136,558
0.4% 6/22/40 (c)	EUR	86,000	110,870
0.5% 10/22/24 (Reg. S) (c)	EUR	32,000	40,895
0.8% 6/22/25 (Reg. S) (c)	EUR	105,000	136,894
0.8% 6/22/27 (c)	EUR	39,000	52,028
0.9% 6/22/29 (c)	EUR	1,373,000	1,872,343
1% 6/22/26 (Reg. S) (c)	EUR	71,000	94,583
1.25% 4/22/33 (Reg. S)	EUR	24,000	34,770
1.45% 6/22/37 (Reg. S) (c)	EUR	84,000	127,394
1.6% 6/22/47 (c)	EUR	30,000	48,851
1.7% 6/22/50 (c)	EUR	23,000	38,893
1.9% 6/22/38(Reg. S) (c)	EUR	101,000	163,937
3.75% 6/22/45(Reg. S)	EUR	20,000	44,881
4% 3/28/32	EUR	30,000	54,665
5.5% 3/28/28	EUR	40,000	70,724
Walloon Region 1.05% 6/22/40 (Reg. S)	EUR	100,000	135,493

TOTAL BELGIUM			3,387,614

Canada - 4.5%
Alberta Province:
0.5% 4/16/25 (Reg. S)	EUR	100,000	126,265
2.05% 6/1/30	CAD	260,000	215,811
2.55% 12/15/22	CAD	160,000	131,199
3.1% 6/1/50	CAD	231,000	215,132
Canada Housing Trust No. 1 2.55% 12/15/23 (c)	CAD	1,800,000	1,504,030
Canadian Government:
0.25% 8/1/22	CAD	345,000	271,352
1% 6/1/27	CAD	58,000	47,124
1.25% 11/1/21	CAD	170,000	134,737
1.25% 6/1/30	CAD	216,000	178,561
1.5% 8/1/21	CAD	20,000	15,835
1.5% 9/1/24	CAD	58,000	47,554
1.75% 3/1/23	CAD	340,000	275,772
2% 6/1/28	CAD	50,000	43,522
2% 12/1/51	CAD	54,000	51,021
Manitoba Province 3.2% 3/5/50	CAD	256,000	245,031
New Brunswick Province 3.05% 8/14/50	CAD	227,000	210,370
Newfoundland Province:
2.65% 10/17/50	CAD	167,000	137,287
3.3% 10/17/46	CAD	50,000	45,700
Ontario Province:
0.375% 6/14/24 (Reg. S)	EUR	100,000	125,299
0.375% 4/8/27 (Reg. S)	EUR	283,000	359,726
1.75% 9/8/25	CAD	401,000	330,178
2.05% 6/2/30	CAD	59,000	49,438
2.3% 9/8/24	CAD	53,000	44,277
2.4% 6/2/26	CAD	49,000	41,708
2.65% 12/2/50	CAD	49,000	43,900
2.7% 6/2/29	CAD	1,703,000	1,500,149
2.8% 6/2/48	CAD	33,000	30,141
Province of British Columbia:
2.3% 6/18/26	CAD	210,000	178,502
2.95% 6/18/50	CAD	251,000	240,366
Province of Quebec:
1.9% 9/1/30	CAD	131,000	108,905
2.3% 9/1/29	CAD	1,179,000	1,013,770
3.5% 12/1/45	CAD	130,000	131,831
Saskatchewan Province 3.1% 6/2/50	CAD	193,000	182,270

TOTAL CANADA			8,276,763

Chile - 0.2%
Chilean Republic:
1.25% 1/29/40	EUR	114,000	146,580
1.875% 5/27/30	EUR	100,000	139,001

TOTAL CHILE			285,581

Colombia - 0.2%
Titulos de Tesoreria B 7.25% 10/18/34	COP	916,000,000	299,235
Croatia - 0.3%
Croatia Republic:
1.125% 6/19/29 (Reg. S)	EUR	151,000	194,154
2.7% 6/15/28	EUR	200,000	284,034

TOTAL CROATIA			478,188

Cyprus - 0.1%
Republic of Cyprus:
2.375% 9/25/28 (Reg. S)	EUR	84,000	120,417
2.75% 6/27/24 (Reg. S)	EUR	32,000	42,965
3.75% 7/26/23 (Reg. S)	EUR	44,000	59,138

TOTAL CYPRUS			222,520

Czech Republic - 0.4%
Czech Republic:
0.1% 4/17/22	CZK	7,310,000	340,744
0.45% 10/25/23	CZK	5,390,000	250,825
0.75% 2/23/21	CZK	580,000	27,052
1.2% 3/13/31	CZK	3,160,000	145,736

TOTAL CZECH REPUBLIC			764,357

Denmark - 0.4%
Danish Kingdom:
0.25% 11/15/22 (Reg. S) (c)	DKK	554,000	92,407
0.5% 11/15/27	DKK	907,000	159,435
0.5% 11/15/29(Reg. S) (c)	DKK	3,008,000	535,731

TOTAL DENMARK			787,573

Finland - 0.5%
Finnish Government:
0% 9/15/23 (Reg. S) (c)	EUR	209,000	260,384
0% 9/15/24 (c)	EUR	84,000	105,400
0.5% 4/15/26 (Reg. S) (c)	EUR	44,000	57,197
0.5% 9/15/28 (Reg. S) (c)	EUR	400,000	528,935
2.625% 7/4/42 (c)	EUR	20,000	38,853

TOTAL FINLAND			990,769

France - 5.0%
French Government:
0% 2/25/22(Reg. S)	EUR	510,000	628,040
0% 2/25/23 (Reg. S)	EUR	373,000	462,731
0% 3/25/24(Reg. S)	EUR	268,000	334,949
0% 3/25/25(Reg. S)	EUR	1,375,000	1,727,844
0% 2/25/26 (Reg. S)	EUR	191,000	240,755
0% 11/25/29 (Reg. S)	EUR	194,000	245,791
0% 11/25/30 (Reg. S)	EUR	84,000	106,144
0.25% 11/25/26(Reg. S)	EUR	118,000	151,527
0.5% 5/25/25	EUR	182,000	233,831
0.5% 5/25/26	EUR	33,000	42,810
0.5% 5/25/29 (Reg. S)	EUR	75,000	99,129
0.5% 5/25/40 (Reg. S) (c)	EUR	2,056,000	2,709,154
0.75% 5/25/28 (Reg. S)	EUR	32,000	42,840
0.75% 5/25/52 (Reg. S) (c)	EUR	166,000	225,912
1% 11/25/25(Reg. S)	EUR	36,000	47,606
1% 5/25/27	EUR	122,000	164,389
1.25% 5/25/34(Reg. S)	EUR	137,000	199,320
1.25% 5/25/36(Reg. S) (c)	EUR	201,000	295,367
1.5% 5/25/31(Reg. S)	EUR	182,000	265,376
1.5% 5/25/50 (Reg. S) (c)	EUR	139,000	226,185
1.75% 6/25/39 (Reg. S) (c)	EUR	221,000	356,693
1.75% 5/25/66 (c)	EUR	33,000	61,310
2% 5/25/48 (c)	EUR	124,000	220,728
4.75% 4/25/35	EUR	100,000	209,431

TOTAL FRANCE			9,297,862

Germany - 1.1%
German Federal Republic:
0% 3/12/21 (Reg. S)	EUR	100,000	122,325
0% 4/8/22(Reg. S)	EUR	74,000	91,225
0% 10/10/25 (Reg. S)	EUR	841,000	1,064,168
0% 8/15/26(Reg. S)	EUR	57,000	72,578
0% 8/15/29(Reg. S)	EUR	31,000	39,977
0% 2/15/30 (Reg. S)	EUR	58,000	74,842
0% 8/15/50 (e)	EUR	297,000	380,678
1.25% 8/15/48	EUR	20,000	34,414
2.5% 7/4/44 (e)	EUR	20,000	41,033
4% 1/4/37	EUR	40,000	84,646
4.75% 7/4/40	EUR	20,000	49,758

TOTAL GERMANY			2,055,644

Hungary - 0.5%
Hungarian Republic:
1% 11/26/25	HUF	95,820,000	320,270
1.5% 8/23/23	HUF	63,350,000	217,700
1.625% 4/28/32 (Reg. S)	EUR	246,000	326,914
2.5% 10/24/24	HUF	11,820,000	42,072
3% 6/26/24	HUF	7,530,000	27,115

TOTAL HUNGARY			934,071

Indonesia - 0.9%
Indonesian Republic:
2.15% 7/18/24 (Reg. S)	EUR	129,000	167,442
2.625% 6/14/23	EUR	100,000	129,251
3.75% 6/14/28 (Reg. S)	EUR	284,000	419,808
6.375% 4/15/42	IDR	900,000,000	57,875
6.5% 6/15/25	IDR	717,000,000	53,405
7% 9/15/30	IDR	1,979,000,000	150,714
7.5% 4/15/40	IDR	5,579,000,000	435,202
8.125% 5/15/24	IDR	1,101,000,000	85,612
8.375% 4/15/39	IDR	1,794,000,000	149,394

TOTAL INDONESIA			1,648,703

Ireland - 0.6%
Irish Republic:
0% 10/18/22 (Reg. S)	EUR	40,000	49,469
0.2% 10/18/30 (Reg. S)	EUR	86,000	110,303
0.9% 5/15/28 (Reg. S)	EUR	32,000	43,115
1% 5/15/26(Reg. S)	EUR	188,000	249,476
1.1% 5/15/29 (Reg. S)	EUR	434,000	598,451
1.5% 5/15/50 (Reg. S)	EUR	23,000	37,634
3.4% 3/18/24 (Reg.S)	EUR	28,000	38,698

TOTAL IRELAND			1,127,146

Israel - 0.5%
Israeli State:
1% 3/31/30	ILS	1,067,000	338,877
1.5% 11/30/23	ILS	402,000	129,828
1.5% 1/16/29 (Reg. S)	EUR	335,000	452,466
3.75% 3/31/47	ILS	30,000	13,041

TOTAL ISRAEL			934,212

Italy - 5.7%
Buoni del Tesoro Poliennali:
0.05% 4/15/21	EUR	65,000	79,526
0.05% 1/15/23 (c)	EUR	34,000	41,927
0.35% 2/1/25	EUR	32,000	39,949
0.85% 1/15/27 (Reg. S) (c)	EUR	81,000	103,364
0.95% 8/1/30 (Reg. S)	EUR	142,000	181,307
1% 7/15/22 (Reg. S)	EUR	335,000	418,379
1.35% 4/1/30 (Reg. S)	EUR	96,000	126,909
1.45% 5/15/25	EUR	80,000	104,466
1.6% 6/1/26	EUR	179,000	237,503
1.65% 3/1/32 (c)	EUR	198,000	268,436
1.7% 9/1/51 (Reg. S) (c)	EUR	85,000	110,430
1.75% 7/1/24(Reg. S)	EUR	185,000	241,622
1.8% 3/1/41 (Reg. S) (c)	EUR	170,000	229,623
2.05% 8/1/27	EUR	32,000	43,903
2.25% 9/1/36 (Reg. S) (c)	EUR	143,000	207,927
2.3% 10/15/21	EUR	130,000	162,373
2.45% 9/1/33 (c)	EUR	39,000	57,368
2.45% 9/1/50 (Reg. S) (c)	EUR	77,000	117,339
2.5% 12/1/24	EUR	90,000	121,472
2.5% 11/15/25	EUR	1,155,000	1,588,115
2.7% 3/1/47 (c)	EUR	116,000	183,756
3% 8/1/29	EUR	2,038,000	3,039,015
3.1% 3/1/40 (Reg. S) (c)	EUR	130,000	212,081
3.75% 9/1/24	EUR	80,000	111,913
3.85% 9/1/49 (c)	EUR	416,000	802,651
Italian Republic:
0% 5/30/22	EUR	807,000	991,864
1.45% 3/1/36 (Reg. S) (c)	EUR	323,000	423,677
4.5% 3/1/26 (c)	EUR	50,000	75,319
5% 3/1/25 (c)	EUR	80,000	118,832
5% 8/1/34 (c)	EUR	20,000	37,590
5% 8/1/39 (c)	EUR	20,000	40,564
6.5% 11/1/27	EUR	50,000	87,074

TOTAL ITALY			10,606,274

Japan - 15.1%
Japan Government:
, yield at date of purchase -0.1508% 5/1/22	JPY	71,650,000	695,974
0.1% 12/20/21	JPY	9,350,000	90,732
0.1% 6/1/22	JPY	129,000,000	1,253,282
0.1% 8/1/22	JPY	64,600,000	628,007
0.1% 9/20/22	JPY	31,100,000	302,362
0.1% 3/20/23	JPY	24,950,000	242,867
0.1% 6/20/23	JPY	4,350,000	42,368
0.1% 9/20/23	JPY	14,600,000	142,304
0.1% 12/20/23	JPY	332,900,000	3,246,238
0.1% 6/20/24	JPY	34,600,000	337,720
0.1% 9/20/24	JPY	5,600,000	54,689
0.1% 12/20/24	JPY	4,300,000	42,008
0.1% 3/20/26	JPY	19,900,000	194,752
0.1% 6/20/26	JPY	17,550,000	171,841
0.1% 9/20/26	JPY	20,350,000	199,300
0.1% 12/20/26	JPY	9,700,000	95,039
0.1% 3/20/27	JPY	13,300,000	130,374
0.1% 9/20/27	JPY	9,750,000	95,637
0.1% 12/20/27	JPY	7,850,000	77,037
0.1% 3/20/28	JPY	4,750,000	46,598
0.1% 6/20/28	JPY	6,750,000	66,229
0.1% 9/20/28	JPY	54,350,000	533,288
0.1% 12/20/28	JPY	4,300,000	42,180
0.1% 3/20/29	JPY	11,450,000	112,267
0.1% 6/20/29	JPY	3,900,000	38,215
0.1% 9/20/29	JPY	636,700,000	6,235,530
0.1% 12/20/29	JPY	7,900,000	77,297
0.1% 3/20/30	JPY	15,400,000	150,570
0.1% 6/20/30	JPY	58,500,000	571,357
0.1% 9/20/30	JPY	32,050,000	312,647
0.2% 6/20/36	JPY	100,850,000	968,269
0.3% 12/20/24	JPY	7,650,000	75,317
0.3% 12/20/25	JPY	13,500,000	133,389
0.3% 6/20/39	JPY	35,550,000	339,828
0.3% 9/20/39	JPY	36,750,000	350,566
0.3% 12/20/39	JPY	27,300,000	260,095
0.3% 6/20/46	JPY	48,200,000	440,734
0.4% 6/20/25	JPY	12,550,000	124,353
0.4% 9/20/25	JPY	44,650,000	443,006
0.4% 3/20/36	JPY	28,300,000	280,136
0.4% 3/20/40	JPY	51,800,000	502,468
0.4% 6/20/40	JPY	10,450,000	101,277
0.4% 6/20/49	JPY	9,150,000	83,614
0.4% 9/20/49	JPY	5,450,000	49,660
0.4% 3/20/50	JPY	8,550,000	77,683
0.4% 3/20/56	JPY	22,700,000	201,208
0.5% 9/20/36	JPY	37,400,000	375,155
0.5% 12/20/38	JPY	15,550,000	154,386
0.5% 9/20/46	JPY	15,100,000	144,753
0.5% 3/20/49	JPY	10,450,000	98,287
0.5% 3/20/59	JPY	6,350,000	57,789
0.6% 12/20/36	JPY	12,050,000	122,591
0.6% 6/20/37	JPY	3,900,000	39,609
0.6% 12/20/37	JPY	6,700,000	67,918
0.6% 6/20/50	JPY	15,150,000	145,157
0.7% 9/20/38	JPY	143,050,000	1,469,665
0.7% 6/20/48	JPY	13,100,000	130,442
0.7% 12/20/48	JPY	10,800,000	107,096
0.8% 9/20/22	JPY	30,850,000	303,463
0.8% 9/20/47	JPY	10,200,000	104,533
0.9% 9/20/48	JPY	249,150,000	2,598,466
1% 12/20/35	JPY	18,450,000	198,605
1.2% 3/20/35	JPY	19,650,000	216,619
1.4% 3/20/55	JPY	5,500,000	65,173
1.6% 6/20/30	JPY	4,600,000	51,242
1.6% 3/20/33	JPY	4,300,000	49,052
1.6% 12/20/33	JPY	33,050,000	379,120
1.7% 12/20/22	JPY	28,850,000	289,416

TOTAL JAPAN			27,828,849

Korea (South) - 11.8%
Korean Republic:
1.125% 9/10/25	KRW	359,480,000	326,863
1.125% 9/10/39	KRW	321,370,000	261,987
1.25% 12/10/22	KRW	164,870,000	152,451
1.375% 9/10/24	KRW	836,330,000	773,551
1.375% 12/10/29	KRW	41,420,000	36,941
1.375% 6/10/30	KRW	368,030,000	327,201
1.5% 3/10/25	KRW	6,198,410,000	5,745,570
1.5% 12/10/26	KRW	32,000,000	29,450
1.5% 3/10/50	KRW	3,698,910,000	3,137,291
1.625% 6/10/22	KRW	703,200,000	653,385
1.875% 3/10/22	KRW	28,940,000	26,940
1.875% 3/10/24	KRW	4,163,790,000	3,918,790
1.875% 6/10/26	KRW	1,008,490,000	947,941
1.875% 6/10/29	KRW	1,353,230,000	1,261,032
2% 9/10/22	KRW	672,950,000	629,762
2% 3/10/49	KRW	381,850,000	363,015
2.125% 3/10/47	KRW	29,200,000	28,403
2.25% 6/10/21	KRW	92,610,000	85,698
2.25% 9/10/23	KRW	448,940,000	425,911
2.375% 3/10/23	KRW	703,900,000	666,151
2.375% 12/10/27	KRW	50,660,000	49,142
2.375% 12/10/28	KRW	514,930,000	499,484
2.375% 9/10/38	KRW	1,005,640,000	999,327
2.625% 6/10/28	KRW	121,650,000	119,960
2.625% 3/10/48	KRW	48,020,000	51,486
3% 3/10/23	KRW	160,920,000	154,260
3.375% 9/10/23	KRW	41,520,000	40,516

TOTAL KOREA (SOUTH)			21,712,508

Latvia - 0.1%
Latvian Republic 1.375% 9/23/25 (Reg. S)	EUR	100,000	132,341
Lithuania - 0.1%
Lithuanian Republic:
0.5% 6/19/29 (Reg. S)	EUR	32,000	41,426
2.125% 10/22/35 (Reg. S)	EUR	57,000	90,473

TOTAL LITHUANIA			131,899

Luxembourg - 0.0%
Grand Duchy of Luxembourg 0% 4/28/25 (Reg. S)	EUR	35,000	43,917
Malaysia - 0.5%
Malaysian Government:
3.478% 6/14/24	MYR	170,000	44,270
3.729% 3/31/22	MYR	1,277,000	324,508
3.757% 5/22/40	MYR	1,059,000	276,515
3.9% 11/30/26	MYR	152,000	41,117
3.906% 7/15/26	MYR	171,000	45,991
4.059% 9/30/24	MYR	219,000	58,272
4.119% 11/30/34	MYR	416,000	112,177
4.736% 3/15/46	MYR	90,000	25,394
4.921% 7/6/48	MYR	50,000	14,556
4.935% 9/30/43	MYR	150,000	43,525

TOTAL MALAYSIA			986,325

Mexico - 1.2%
United Mexican States:
1.125% 1/17/30	EUR	100,000	121,363
2.875% 4/8/39	EUR	185,000	245,710
5.75% 3/5/26	MXN	1,481,000	77,866
6.75% 3/9/23	MXN	789,000	41,607
7.25% 12/9/21	MXN	11,029,000	569,476
8% 9/5/24	MXN	17,600,000	987,814
8% 11/7/47	MXN	2,772,000	164,069

TOTAL MEXICO			2,207,905

Netherlands - 1.4%
Dutch Government:
0% 1/15/24(Reg. S) (c)	EUR	180,000	224,735
0% 1/15/27 (Reg. S) (c)	EUR	35,000	44,430
0% 7/15/30 (Reg. S) (c)	EUR	168,000	215,045
0.25% 7/15/25 (c)	EUR	91,000	116,053
0.25% 7/15/29(Reg. S) (c)	EUR	1,104,000	1,443,383
0.5% 7/15/26(Reg. S) (c)	EUR	32,000	41,671
0.5% 1/15/40 (Reg. S) (c)	EUR	84,000	117,847
0.75% 7/15/27 (Reg. S) (c)	EUR	106,000	141,482
2.5% 1/15/33 (c)	EUR	80,000	133,043
4% 1/15/37 (c)	EUR	30,000	62,891

TOTAL NETHERLANDS			2,540,580

New Zealand - 0.3%
New Zealand Government:
0.5% 5/15/24	NZD	318,000	229,954
1.5% 5/15/31	NZD	37,000	27,926
1.75% 5/15/41	NZD	152,000	107,698
2.75% 4/15/25	NZD	140,000	110,764

TOTAL NEW ZEALAND			476,342

Norway - 0.1%
Norway Government Bond:
1.375% 8/19/30 (Reg. S) (c)	NOK	904,000	109,494
1.5% 2/19/26 (Reg. S) (c)	NOK	295,000	35,822
1.75% 2/17/27 (Reg. S) (c)	NOK	884,000	109,182

TOTAL NORWAY			254,498

Peru - 0.2%
Peruvian Republic:
5.94% 2/12/29	PEN	362,000	124,563
6.15% 8/12/32	PEN	684,000	229,906

TOTAL PERU			354,469

Poland - 0.7%
Polish Government:
0% 2/10/25 (Reg. S)	EUR	41,000	50,510
1% 3/7/29 (Reg. S)	EUR	309,000	412,583
1.25% 10/25/30	PLN	396,000	106,077
2% 3/8/49 (Reg. S)	EUR	17,000	27,609
2.5% 1/25/23	PLN	140,000	39,364
2.5% 4/25/24	PLN	1,910,000	549,440
4% 10/25/23	PLN	97,000	28,783
4% 4/25/47	PLN	96,000	38,083

TOTAL POLAND			1,252,449

Portugal - 0.6%
Portugal Obrigacoes Do Tesouro:
0.9% 10/12/35 (Reg. S) (c)	EUR	84,000	109,967
1.95% 6/15/29 (Reg. S) (c)	EUR	458,000	656,085
2.875% 10/15/25 (Reg. S) (c)	EUR	22,000	31,178
2.875% 7/21/26(Reg. S) (c)	EUR	196,000	282,842
Portuguese Republic 2.25% 4/18/34 (c)	EUR	23,000	35,361

TOTAL PORTUGAL			1,115,433

Romania - 0.2%
Romanian Republic:
2.875% 5/26/28 (Reg. S)	EUR	32,000	43,882
3.875% 10/29/35 (Reg. S)	EUR	73,000	108,912
4.125% 3/11/39	EUR	35,000	53,461
4.625% 4/3/49	EUR	103,000	169,870

TOTAL ROMANIA			376,125

Russia - 0.4%
Ministry of Finance of the Russian Federation:
6.5% 2/28/24	RUB	2,875,000	40,493
7.05% 1/19/28	RUB	3,503,000	51,052
7.25% 5/10/34	RUB	7,600,000	111,512
7.6% 7/20/22	RUB	4,237,000	59,972
7.65% 4/10/30	RUB	29,590,000	450,198
7.7% 3/23/33	RUB	2,462,000	37,423

TOTAL RUSSIA			750,650

Saudi Arabia - 0.1%
Kingdom of Saudi Arabia 2% 7/9/39 (Reg. S)	EUR	163,000	216,055
Singapore - 0.3%
Republic of Singapore:
2% 2/1/24	SGD	147,000	116,843
2.125% 6/1/26	SGD	271,000	221,873
2.25% 8/1/36	SGD	50,000	43,928
2.375% 7/1/39	SGD	191,000	172,344
2.75% 3/1/46	SGD	20,000	20,157

TOTAL SINGAPORE			575,145

Slovakia - 0.3%
Slovakia Republic:
0% 11/13/23	EUR	50,000	62,015
0.25% 5/14/25 (Reg. S)	EUR	84,000	106,483
1% 6/12/28 (Reg. S)	EUR	84,000	114,540
1% 10/9/30 (Reg. S)	EUR	110,000	154,067
1.625% 1/21/31 (Reg. S)	EUR	32,000	47,558
3% 2/28/23 (Reg. S)	EUR	52,000	68,466

TOTAL SLOVAKIA			553,129

Slovenia - 0.2%
Republic of Slovenia:
1.1875% 3/14/29 (Reg. S)	EUR	110,000	150,023
1.25% 3/22/27 (Reg. S)	EUR	84,000	113,017
2.125% 7/28/25 (Reg. S)	EUR	64,000	87,590

TOTAL SLOVENIA			350,630

Spain - 3.8%
Spanish Kingdom:
0% 4/30/23	EUR	32,000	39,606
0.25% 7/30/24(Reg. S) (c)	EUR	148,000	185,878
0.45% 10/31/22	EUR	23,000	28,627
0.5% 4/30/30 (Reg. S) (c)	EUR	143,000	183,011
0.6% 10/31/29 (Reg. S) (c)	EUR	32,000	41,386
0.8% 7/30/27 (Reg. S) (c)	EUR	85,000	111,145
1% 10/31/50 (Reg. S) (c)	EUR	155,000	195,756
1.25% 10/31/30 (Reg. S) (c)	EUR	457,000	623,780
1.4% 4/30/28 (Reg. S) (c)	EUR	100,000	136,553
1.45% 10/31/27 (c)	EUR	100,000	136,373
1.45% 4/30/29 (Reg. S) (c)	EUR	2,826,000	3,899,760
1.5% 4/30/27 (Reg. S) (c)	EUR	157,000	214,042
1.6% 4/30/25 (c)	EUR	243,000	323,814
1.85% 7/30/35 (Reg. S) (c)	EUR	272,000	402,252
1.95% 4/30/26 (Reg. S) (c)	EUR	40,000	55,057
1.95% 7/30/30 (Reg. S) (c)	EUR	26,000	37,657
2.15% 10/31/25 (Reg. S) (c)	EUR	44,000	60,527
2.35% 7/30/33 (Reg. S) (c)	EUR	70,000	107,857
2.7% 10/31/48 (c)	EUR	69,000	123,823
5.15% 10/31/28 (c)	EUR	80,000	138,487

TOTAL SPAIN			7,045,391

Sweden - 0.0%
Sweden Kingdom 0.75% 11/12/29 (c)	SEK	265,000	34,601
Switzerland - 0.5%
Switzerland Confederation:
0% 6/22/29 (Reg. S)	CHF	284,000	336,963
0% 6/26/34 (Reg. S)	CHF	24,000	28,571
0% 7/24/39 (Reg. S)	CHF	383,000	458,492
1.25% 5/28/26	CHF	35,000	43,804
2% 4/28/21 (Reg. S)	CHF	25,000	28,493
3.5% 4/8/33	CHF	45,000	76,103

TOTAL SWITZERLAND			972,426

Thailand - 0.7%
Kingdom of Thailand:
1.45% 12/17/24	THB	2,455,000	84,823
1.6% 12/17/29	THB	4,153,000	142,305
1.6% 6/17/35	THB	3,108,000	104,422
2.4% 12/17/23	THB	6,969,000	245,828
3.3% 6/17/38	THB	9,866,000	406,836
3.65% 6/20/31	THB	2,464,000	100,487
3.775% 6/25/32	THB	1,580,000	65,814
3.85% 12/12/25	THB	1,091,000	42,194

TOTAL THAILAND			1,192,709

United Kingdom - 3.4%
United Kingdom, Great Britain and Northern Ireland:
0.375% 10/22/30 (Reg. S)	GBP	371,000	515,292
0.625% 6/7/25	GBP	34,000	47,961
0.625% 7/31/35 (Reg. S)	GBP	77,000	106,873
0.625% 10/22/50 (Reg. S)	GBP	314,000	415,796
0.875% 10/22/29 (Reg. S)	GBP	176,000	256,006
1% 4/22/24(Reg. S)	GBP	144,000	204,132
1.25% 7/22/27	GBP	42,000	62,058
1.25% 10/22/41 (Reg. S) (e)	GBP	1,592,076	2,416,261
1.5% 7/22/47	GBP	120,000	194,153
1.625% 10/22/54 (Reg. S)	GBP	180,000	312,993
1.75% 9/7/37 (Reg. S) (e)	GBP	227,000	368,278
1.75% 1/22/49(Reg. S)	GBP	742,000	1,276,656
4.25% 9/7/39	GBP	13,000	29,249
4.25% 12/7/40	GBP	19,000	43,540
4.25% 12/7/55	GBP	30,000	86,187

TOTAL UNITED KINGDOM			6,335,435

TOTAL GOVERNMENT OBLIGATIONS
(Cost $116,003,008)			123,487,072

Supranational Obligations - 4.1%
African Development Bank:
0.125% 10/7/26	EUR	41,000	51,476
0.875% 5/24/28	EUR	87,000	115,647
Asian Development Bank:
0.2% 5/25/23	EUR	130,000	161,614
1.125% 12/15/25	GBP	32,000	45,874
1.375% 3/7/25	GBP	25,000	35,948
2.45% 1/17/24	AUD	65,000	53,326
3.3% 8/8/28	AUD	55,000	49,727
Council of Europe Development Bank:
0% 4/9/27 (Reg. S)	EUR	33,000	41,536
0.125% 5/25/23	EUR	23,000	28,589
0.375% 10/27/22 (Reg. S)	EUR	49,000	60,911
0.625% 6/15/22 (Reg. S)	GBP	188,000	259,286
1.125% 12/15/21 (Reg. S)	GBP	91,000	125,777
European Financial Stability Facility:
0% 11/17/22 (Reg. S)	EUR	79,000	97,751
0.05% 10/17/29 (Reg. S)	EUR	23,000	29,268
0.7% 1/20/50 (Reg. S)	EUR	92,000	133,306
0.75% 5/3/27 (Reg. S)	EUR	43,000	56,810
0.875% 4/10/35 (Reg. S)	EUR	610,000	859,116
1.45% 9/5/40 (Reg. S)	EUR	23,000	36,018
European Investment Bank:
0.05% 10/13/34 (Reg. S)	EUR	457,000	575,322
0.375% 7/16/25	EUR	577,000	737,092
0.875% 12/15/23 (Reg. S)	GBP	145,000	203,025
1% 9/21/26 (Reg. S)	GBP	226,000	323,695
1.375% 3/7/25 (Reg. S)	GBP	61,000	87,815
1.5% 1/26/24	NOK	740,000	88,420
1.75% 7/30/24 (Reg. S)	CAD	69,000	56,578
1.75% 11/12/26 (Reg. S)	SEK	240,000	31,631
2.375% 1/18/23 (Reg. S)	CAD	294,000	240,642
2.7% 1/12/23	AUD	72,000	58,285
3% 9/28/22	EUR	220,000	286,065
European Stability Mechanism:
0% 1/17/22 (Reg. S)	EUR	39,000	47,959
0.01% 3/4/30	EUR	35,000	44,369
0.75% 9/5/28 (Reg. S)	EUR	48,000	64,246
0.875% 7/18/42 (Reg. S)	EUR	34,000	48,726
1.125% 5/3/32 (Reg. S)	EUR	47,000	66,536
1.2% 5/23/33 (Reg. S)	EUR	37,000	53,194
European Union:
0% 11/4/25 (Reg. S)	EUR	95,000	119,716
1.125% 4/4/36 (Reg. S)	EUR	94,000	137,219
Inter-American Development Bank:
1.25% 12/15/25	GBP	308,000	444,112
3.15% 6/26/29	AUD	120,000	107,674
International Bank for Reconstruction & Development:
1% 12/19/22	GBP	19,000	26,510
1% 12/21/29	GBP	248,000	357,979
1.2% 8/8/34	EUR	23,000	32,915
1.8% 7/26/24	CAD	87,000	71,402
2.2% 2/27/24	AUD	207,000	168,923
2.25% 1/17/23	CAD	93,000	75,988
2.5% 8/3/23	CAD	68,000	56,111
2.8% 1/13/21	AUD	37,000	28,540
2.8% 1/12/22	AUD	89,000	70,485
International Finance Corp.:
1.375% 9/13/24	CAD	196,000	159,070
2.8% 8/15/22	AUD	469,000	377,044
3.15% 6/26/29 (Reg. S)	AUD	90,000	80,959
Nordic Investment Bank 1.125% 12/15/23 (Reg. S)	GBP	40,000	56,368
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $7,015,742)			7,626,595
		Shares	Value

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.11% (f)
(Cost $5,482,134)		5,481,038	5,482,134
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $175,763,780)			187,475,884
NET OTHER ASSETS (LIABILITIES) - (1.5)%			(2,844,321)
NET ASSETS - 100%			$184,631,563

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
KRW	571,178,382	USD	524,612	JPMorgan Chase Bank	1/4/21	$173
EUR	190,000	USD	225,696	Bank Of America NA	2/19/21	6,662
GBP	1,027,000	USD	1,363,540	Bank Of America NA	2/19/21	41,314
JPY	10,200,000	USD	98,338	JPMorgan Chase Bank	2/19/21	499
USD	202,761	AUD	275,000	BNP Paribas	2/19/21	(9,342)
USD	4,768,977	AUD	6,529,000	Brown Brothers Harriman & Co.	2/19/21	(266,726)
USD	130,444	AUD	171,000	Goldman Sachs Bank USA	2/19/21	(1,446)
USD	1,122,279	CAD	1,425,000	BNP Paribas	2/19/21	2,621
USD	8,146,120	CAD	10,666,000	JPMorgan Chase Bank	2/19/21	(234,422)
USD	1,150,184	CHF	1,045,000	BNP Paribas	2/19/21	(31,805)
USD	108,081	CHF	97,000	JPMorgan Chase Bank	2/19/21	(1,635)
USD	272,646	COP	995,500,000	Goldman Sachs Bank USA	2/19/21	(18,658)
USD	739,634	CZK	16,515,000	Brown Brothers Harriman & Co.	2/19/21	(29,433)
USD	765,109	DKK	4,791,000	Goldman Sachs Bank USA	2/19/21	(22,088)
USD	258,552	EUR	217,000	BNP Paribas	2/19/21	(6,825)
USD	317,671	EUR	265,000	BNP Paribas	2/19/21	(6,406)
USD	400,611	EUR	326,000	BNP Paribas	2/19/21	1,935
USD	123,608	EUR	104,000	Bank Of America NA	2/19/21	(3,578)
USD	83,010,710	EUR	69,805,000	Brown Brothers Harriman & Co.	2/19/21	(2,356,267)
USD	224,751	EUR	189,000	JPMorgan Chase Bank	2/19/21	(6,384)
USD	917,343	EUR	753,000	JPMorgan Chase Bank	2/19/21	(3,527)
USD	2,044,465	EUR	1,691,000	State Street Bank And Tr Co	2/19/21	(23,518)
USD	14,839,490	GBP	11,191,000	BNP Paribas	2/19/21	(468,903)
USD	89,119	GBP	67,000	Bank Of America NA	2/19/21	(2,532)
USD	96,273	GBP	72,000	Bank Of America NA	2/19/21	(2,217)
USD	537,408	GBP	400,000	Citibank NA	2/19/21	(9,760)
USD	588,774	HUF	179,572,000	Brown Brothers Harriman & Co.	2/19/21	(16,122)
USD	884,761	IDR	12,569,800,000	State Street Bank And Tr Co	2/19/21	(6,161)
USD	465,272	ILS	1,560,000	Goldman Sachs Bank USA	2/19/21	(20,577)
USD	26,652,960	JPY	2,774,200,000	Brown Brothers Harriman & Co.	2/19/21	(228,525)
USD	655,122	JPY	68,250,000	Citibank NA	2/19/21	(6,207)
USD	95,150	JPY	9,900,000	JPMorgan Chase Bank	2/19/21	(779)
USD	94,206	JPY	9,750,000	JPMorgan Chase Bank	2/19/21	(270)
USD	92,704	JPY	9,550,000	JPMorgan Chase Bank	2/19/21	167
USD	115,862	JPY	12,000,000	JPMorgan Chase Bank	2/19/21	(416)
USD	475,048	KRW	520,700,000	BNP Paribas	2/19/21	(3,534)
USD	20,486,658	KRW	22,664,800,000	State Street Bank And Tr Co	2/19/21	(344,854)
USD	542,502	KRW	589,700,000	State Street Bank And Tr Co	2/19/21	501
USD	109,363	MXN	2,181,000	Bank Of America NA	2/19/21	323
USD	1,700,068	MXN	34,931,000	Goldman Sachs Bank USA	2/19/21	(46,326)
USD	978,517	MYR	4,031,000	State Street Bank And Tr Co	2/19/21	(21,918)
USD	107,038	NOK	942,000	BNP Paribas	2/19/21	(2,815)
USD	269,295	NOK	2,442,000	Brown Brothers Harriman & Co.	2/19/21	(15,482)
USD	374,124	NZD	543,000	Brown Brothers Harriman & Co.	2/19/21	(16,661)
USD	91,123	NZD	129,000	State Street Bank And Tr Co	2/19/21	(1,715)
USD	340,361	PEN	1,235,000	Goldman Sachs Bank USA	2/19/21	(799)
USD	763,718	PLN	2,892,000	Brown Brothers Harriman & Co.	2/19/21	(10,613)
USD	623,765	RUB	48,047,000	Goldman Sachs Bank USA	2/19/21	(22,951)
USD	1,275,285	SEK	10,988,000	Brown Brothers Harriman & Co.	2/19/21	(60,902)
USD	108,451	SGD	145,000	BNP Paribas	2/19/21	(1,268)
USD	463,990	SGD	623,000	Goldman Sachs Bank USA	2/19/21	(7,426)
USD	1,081,150	THB	32,665,000	JPMorgan Chase Bank	2/19/21	(10,746)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(4,298,344)
					Unrealized Appreciation	54,195
					Unrealized Depreciation	(4,352,539)

For the period, the average contract value for forward foreign currency contracts was $91,433,110. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

CHF – Swiss franc

COP – Colombian peso

CZK – Czech koruna

DKK – Danish krone

EUR – European Monetary Unit

GBP – British pound

HUF – Hungarian forint

IDR – Indonesian rupiah

ILS – Israeli shekel

JPY – Japanese yen

KRW – Korean won

MXN – Mexican peso

MYR – Malyasian ringgit

NOK – Norwegian krone

NZD – New Zealand dollar

PEN – Peruvian new sol

PLN – Polish zloty

RUB – Russian ruble

SEK – Swedish krona

SGD – Singapore dollar

THB – Thai baht

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,685,368 or 14.5% of net assets.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $896,012.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,503
Total	$4,503

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$50,880,083	$--	$50,880,083	$--
Government Obligations	123,487,072	--	123,487,072	--
Supranational Obligations	7,626,595	--	7,626,595	--
Money Market Funds	5,482,134	5,482,134	--	--
Total Investments in Securities:	$187,475,884	$5,482,134	$181,993,750	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$54,195	$--	$54,195	$--
Liabilities
Forward Foreign Currency Contracts	$(4,352,539)	$--	$(4,352,539)	$--
Total Derivative Instruments:	$(4,298,344)	$--	$(4,298,344)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Foreign Exchange Risk
Forward Foreign Currency Contracts(a)	$54,195	$(4,352,539)
Total Foreign Exchange Risk	54,195	(4,352,539)
Total Value of Derivatives	$54,195	$(4,352,539)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(b)	Net(b)
Bank Of America NA	$48,299	$(8,327)	$--	$--	$39,972
BNP Paribas	4,556	(530,898)	--	275,823	(250,519)
JPMorgan Chase Bank	839	(258,179)	--	257,340	--
State Street Bank And Tr Co	501	(398,166)	--	320,242	(77,423)
Brown Brothers Harriman & Co.	--	(3,000,731)	--	--	(3,000,731)
Citibank NA	--	(15,967)	--	--	(15,967)
Goldman Sachs Bank USA	--	(140,271)	--	41,034	(99,237)
Total	$54,195	$(4,352,539)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $170,281,646)	$181,993,750
Fidelity Central Funds (cost $5,482,134)	5,482,134
Total Investment in Securities (cost $175,763,780)		$187,475,884
Foreign currency held at value (cost $21,604)		21,800
Unrealized appreciation on forward foreign currency contracts		54,195
Receivable for fund shares sold		1,195,838
Dividends receivable		8,174
Interest receivable		915,392
Distributions receivable from Fidelity Central Funds		350
Total assets		189,671,633
Liabilities
Payable for investments purchased	$521,156
Unrealized depreciation on forward foreign currency contracts	4,352,539
Payable for fund shares redeemed	157,412
Accrued management fee	8,963
Total liabilities		5,040,070
Net Assets		$184,631,563
Net Assets consist of:
Paid in capital		$182,429,311
Total accumulated earnings (loss)		2,202,252
Net Assets		$184,631,563
Net Asset Value, offering price and redemption price per share ($184,631,563 ÷ 18,057,289 shares)		$10.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Interest		$502,963
Income from Fidelity Central Funds		4,503
Total income		507,466
Expenses
Management fee	$50,810
Independent trustees' fees and expenses	221
Commitment fees	80
Total expenses		51,111
Net investment income (loss)		456,355
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,865
Fidelity Central Funds	(233)
Forward foreign currency contracts	(4,558,690)
Foreign currency transactions	(317,771)
Total net realized gain (loss)		(4,873,829)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	11,645,701
Forward foreign currency contracts	(4,093,995)
Assets and liabilities in foreign currencies	28,772
Total change in net unrealized appreciation (depreciation)		7,580,478
Net gain (loss)		2,706,649
Net increase (decrease) in net assets resulting from operations		$3,163,004

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	For the period October 10, 2019 (commencement of operations) to December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$456,355	$12,633
Net realized gain (loss)	(4,873,829)	(4,112)
Change in net unrealized appreciation (depreciation)	7,580,478	(138,107)
Net increase (decrease) in net assets resulting from operations	3,163,004	(129,586)
Distributions to shareholders	(804,372)	(26,794)
Share transactions
Proceeds from sales of shares	183,921,925	16,493,001
Reinvestment of distributions	741,140	26,359
Cost of shares redeemed	(18,511,624)	(241,490)
Net increase (decrease) in net assets resulting from share transactions	166,151,441	16,277,870
Total increase (decrease) in net assets	168,510,073	16,121,490
Net Assets
Beginning of period	16,121,490	–
End of period	$184,631,563	$16,121,490
Other Information
Shares
Sold	18,178,523	1,655,309
Issued in reinvestment of distributions	72,797	2,665
Redeemed	(1,827,610)	(24,395)
Net increase (decrease)	16,423,710	1,633,579

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Bond Index Fund

Years ended December 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$9.87	$10.00
Income from Investment Operations
Net investment income (loss)B	.054	.010
Net realized and unrealized gain (loss)	.372	(.123)
Total from investment operations	.426	(.113)
Distributions from net investment income	(.076)	(.009)
Distributions from net realized gain	–	(.008)
Total distributions	(.076)	(.017)
Net asset value, end of period	$10.22	$9.87
Total ReturnC	4.33%	(1.13)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.06%	.06%F
Expenses net of fee waivers, if any	.06%	.06%F
Expenses net of all reductions	.06%	.06%F
Net investment income (loss)	.54%	.45%F
Supplemental Data
Net assets, end of period (000 omitted)	$184,632	$16,121
Portfolio turnover rateG	5%	3%H

 A For the period October 10, 2019 (commencement of operations) to December 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Annualized

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity International Bond Index Fund (the Fund) is a non-diversified fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, $if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and supranational obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to future contracts, foreign currency transactions, market discount and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,238,557
Gross unrealized depreciation	(9,316)
Net unrealized appreciation (depreciation)	$21,229,241
Tax Cost	$175,749,143

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$38,507
Capital loss carryforward	$(18,700)
Net unrealized appreciation (depreciation) on securities and other investments	$21,257,852

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(18,700)
Total capital loss carryforward	$(18,700)

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019 (a)
Ordinary Income	$804,372	$ 26,794
Total	$804,372	$ 26,794

 (a) For the period October 10, 2019 (commencement of operations) to December 31, 2019.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Bond Index Fund	159,167,772	3,947,797

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .06% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Fidelity International Bond Index Fund	$80

During the period, there were no borrowings on this line of credit.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 52% of the total outstanding shares of the Fund.

9. Risks of Investing in European Countries.

There continues to be uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity International Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2020 and for the period October 10, 2019 (commencement of operations) to December 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year ended December 31, 2020, and the changes in its net assets and the financial highlights for the year ended December 31, 2020 and for the period October 10, 2019 (commencement of operations) to December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity International Bond Index Fund	.06%
Actual		$1,000.00	$1,023.70	$.31
Hypothetical-C		$1,000.00	$1,024.83	$.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.46% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity International Bond Index Fund

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for the period.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratio of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for the period.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

The Board annually engages one of the auditors to Fidelity and certain Fidelity funds as part of the Board's assessment of Fidelity's profitability analysis. This engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering the auditor's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

IBI-ANN-0221
1.9896131.101

Item 2.

Code of Ethics

As of the end of the period, December 31, 2020, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series Inflation-Protected Bond Index Fund (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Inflation-Protected Bond Index Fund	$47,300	$-	$9,800	$1,100

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Inflation-Protected Bond Index Fund	$48,000	$100	$6,300	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Flex Inflation-Protected

Bond Index Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity International Bond Index Fund and Fidelity SAI Municipal Income Fund (the “Funds”):

Services Billed by PwC

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Inflation-Protected Bond Index Fund	$34,700	$3,000	$5,100	$1,600
Fidelity Inflation-Protected Bond Index Fund	$34,500	$3,000	$5,100	$1,600
Fidelity International Bond Index Fund	$73,700	$6,400	$11,700	$3,500
Fidelity SAI Municipal Income Fund	$49,600	$4,100	$5,100	$2,300

December 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Inflation-Protected Bond Index Fund	$35,000	$2,800	$2,200	$1,600
Fidelity Inflation-Protected Bond Index Fund	$47,000	$3,600	$6,700	$2,000
Fidelity International Bond Index Fund	$61,000	$900	$4,600	$500
Fidelity SAI Municipal Income Fund	$56,000	$4,400	$2,200	$2,500

A Amounts may reflect rounding

B Fidelity International Bond Index Fund commenced operations on October 10, 2019.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2020A	December 31, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2020A	December 31, 2019A,B
Audit-Related Fees	$9,377,400	$7,705,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity International Bond Index Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2020A	December 31, 2019A,B
Deloitte Entities	$512,500	$585,000
PwC	$14,534,800	$12,390,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity International Bond Index Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2021